                                                                    EXHIBIT 10.3


                                     FORM OF


                         POOLING AND SERVICING AGREEMENT


                                  BY AND AMONG


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
                               as Trust Depositor


                          HARLEY-DAVIDSON CREDIT CORP.
                                   as Servicer

                                       AND

                                [_______________]
             not in its individual capacity but solely as Trustee of


                     HARLEY-DAVIDSON MOTORCYCLE TRUST [___]


                             Dated as of [________]


              CERTIFICATES FOR HARLEY-DAVIDSON MOTORCYCLE CONTRACTS
                              [_____] GRANTOR TRUST
                           [___]% CLASS A CERTIFICATES
                           [___]% CLASS B CERTIFICATES
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                                TABLE OF CONTENTS

TABLE OF CONTENTS.................................................................................................2
ARTICLE I.........................................................................................................6
   Section 1.01.    General.......................................................................................6
   Section 1.02.    Specific Terms................................................................................6
ARTICLE II.......................................................................................................24
   Section 2.01.    Closing......................................................................................24
   Section 2.02.    Conditions to the Closing....................................................................25
   Section 2.03.    Acceptance by Trustee........................................................................26
   Section 2.04.    Conveyance of Subsequent Contracts...........................................................26
   Section 2.05.    Tax Treatment................................................................................29
ARTICLE III......................................................................................................29
REPRESENTATIONS AND WARRANTIES...................................................................................29
   Section 3.01.    Representations and Warranties Regarding the Trust Depositor.................................29
   Section 3.02.    Representations and Warranties Regarding the Servicer........................................31
ARTICLE IV.......................................................................................................32
PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS;.....................................................32
   Section 4.01.    Custody of Contracts.........................................................................32
   Section 4.02.    Filing.......................................................................................34
   Section 4.03.    Name Change or Relocation....................................................................34
   Section 4.04.    Chief Executive Office.......................................................................35
   Section 4.05.    Costs and Expenses...........................................................................35
ARTICLE V........................................................................................................35
SERVICING OF CONTRACTS...........................................................................................35
   Section 5.01.    Responsibility for Contract Administration...................................................35
   Section 5.02.    Standard of Care.............................................................................35
   Section 5.03.    Records......................................................................................35
   Section 5.04.    Inspection...................................................................................35
   Section 5.05.    Trust Accounts...............................................................................36
   Section 5.06.    Enforcement..................................................................................38
   Section 5.07.    Trustee to Cooperate.........................................................................39
   Section 5.08.    Costs and Expenses...........................................................................40
   Section 5.09.    Maintenance of Security Interests in Motorcycles.............................................40
ARTICLE VI.......................................................................................................40
REPORTS..........................................................................................................40
   Section 6.01.    Monthly Reports..............................................................................40
   Section 6.02.    Officer's Certificate........................................................................41
   Section 6.03.    Other Data...................................................................................41
   Section 6.04.    Annual Report of Accountants.................................................................41
   Section 6.05.    Annual Statement of Compliance from Servicer.................................................42
   Section 6.06.    Statements to Certificateholders:............................................................42
ARTICLE VII......................................................................................................44


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SERVICER DEFAULTS; SERVICE TRANSFER..............................................................................44
   Section 7.01.    Servicer Defaults............................................................................44
   Section 7.02.    Service Transfer.............................................................................45
   Section 7.03.    [Reserved]...................................................................................46
   Section 7.04.    Notification to Certificateholders...........................................................46
   Section 7.05.    Effect of Transfer...........................................................................47
   Section 7.06.    Database File................................................................................47
   Section 7.07.    Successor Servicer Indemnification...........................................................47
ARTICLE VIII.....................................................................................................50
PAYMENTS AND RESERVE FUND........................................................................................50
   Section 8.01.    Monthly Payments.............................................................................50
   Section 8.02.    Fees.........................................................................................50
   Section 8.03.    Advances; Realization of Carrying Charge.....................................................50
   Section 8.04.    Payments.....................................................................................51
   Section 8.05.    Withdrawal from Reserve Fund to Cover a Shortfall............................................52
   Section 8.06.    Repurchases of Contracts for Breach of Representations and Warranties........................52
   Section 8.07.    Reassignment of Repurchased Contracts........................................................53
ARTICLE IX.......................................................................................................54
THE CERTIFICATES.................................................................................................54
   Section 9.01     The Certificates.............................................................................54
   Section 9.02     Authentication of Certificates...............................................................54
   Section 9.03     Registration of Transfer and Exchange........................................................54
   Section 9.04     Certain Transfer Restrictions. [RESERVED]....................................................55
   Section 9.05     Mutilated, Destroyed, Lost or Stolen Certificates............................................55
   Section 9.06     Persons Deemed Owners........................................................................56
   Section 9.07     Access to List of Certificateholders' Names and Addresses....................................56
   Section 9.08     Book-Entry Certificates......................................................................56
   Section 9.09     Notices to Clearing Agency...................................................................57
ARTICLE X........................................................................................................57
INDEMNITIES......................................................................................................57
   Section 10.01.  Servicer Indemnification......................................................................57
   Section 10.02.  Liabilities to Obligors.......................................................................58
   Section 10.03.  Tax Indemnification...........................................................................58
   Section 10.04.  Servicer's Indemnities........................................................................58
   Section 10.05.  Operation of Indemnities......................................................................58
ARTICLE XI.......................................................................................................58
THE TRUSTEE......................................................................................................59
   Section 11.01.  Duties of Trustee.............................................................................59
   Section 11.02.  Certain Matters Affecting the Trustee.........................................................60
   Section 11.03.  Trustee Not Liable for Certificates or Contracts..............................................62
   Section 11.04.  Trustee May Own Certificates..................................................................62
   Section 11.05.  Rights to Direct Trustee and to Waive Servicer Defaults.......................................62
   Section 11.06.  The Servicer to Pay Trustee's Expenses........................................................62


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   Section 11.07.  Eligibility Requirements for Trustee..........................................................63
   Section 11.08.  Resignation or Removal of Trustee.............................................................63
   Section 11.09.  Successor Trustee.............................................................................64
   Section 11.10.  Merger or Consolidation of Trustee............................................................65
   Section 11.11.  Tax Returns...................................................................................65
   Section 11.12.  Obligor Claims................................................................................65
   Section 11.13   Appointment of Co-Trustee or Separate Trustee.................................................66
   Section 11.14   Representations and Warranties of Trustee.....................................................67
ARTICLE XII......................................................................................................68
MISCELLANEOUS....................................................................................................68
   Section 12.01.  Servicer Not to Resign........................................................................68
   Section 12.02.  Prohibited Transactions with Respect to the Trust.............................................68
   Section 12.03.  Maintenance of Office or Agency...............................................................69
   Section 12.04.  Termination...................................................................................69
   Section 12.05.  Acts of Certificateholders....................................................................69
   Section 12.06.  Calculations..................................................................................70
   Section 12.07.  Assignment or Delegation by Trust Depositor...................................................70
   Section 12.08.  Amendment.....................................................................................70
   Section 12.09.  Notices.......................................................................................71
   Section 12.10.  Merger and Integration........................................................................72
   Section 12.11.  Headings......................................................................................72
   Section 12.12.  Governing Law.................................................................................72
   Section 12.13.  No Insolvency Petition........................................................................72
   Section 12.14.  Third Party Beneficiary.......................................................................73
   Section 12.15.  No Additional Securities......................................................................73
   Section 12.16.  No Additional Indebtedness by the Trust Depositor.............................................73
Exhibit A-1......................................................................................................75
Certificate for Harley-Davidson Motorcycle Contracts.............................................................75
Certificate for Harley-Davidson Motorcycle Contracts.............................................................83


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         This Agreement, dated as of [_____], is made by and among
Harley-DavidsonCustomer Funding Corp., a Nevada corporation (the "TRUST DEPOSITOR"), Harley-Davidson Credit Corp., a Nevada corporation, as Servicer (in such capacity, the "SERVICER") and [_____________], a ________________ not in
its individual capacity but solely as Trustee (in such capacity, the "TRUSTEE") of Harley-Davidson Motorcycle Trust [_____] (the "TRUST").

         In consideration of the premises and the mutual agreements hereinafter set forth, the Trust Depositor, the Servicer and the Trustee agree as provided herein:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01. GENERAL. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of this Agreement.

         SECTION 1.02      SPECIFIC TERMS.

         "ACT" HAS THE MEANING ASSIGNED IN SECTION 9.02 (B).

         "ADDITION NOTICE" means, with respect to any transfer of Subsequent Contracts to the Trust pursuant to Section 2.04 and the Deposit Agreement and the Trust Depositor's corresponding prior purchase of such Contracts from the Seller, a notice, which shall be given at least 10 days prior to the related Subsequent Transfer Date, identifying the Subsequent Contracts to be transferred and the aggregate Principal Balance of such Subsequent Contracts.

         "ADVANCE" means, with respect to any Payment Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Payment Date pursuant to Section 8.03.

         "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

         "AGREEMENT" means this Pooling and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "APPLICANTS" has the meaning assigned in Section 9.06.

         "AUTHENTICATING AGENT" means any authenticating agent appointed pursuant to Section 9.07.


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         "AVAILABLE FUNDS" means, with respect to any Payment Date, the sum of the Available Interest and the Available Principal for such Payment Date.

         "AVAILABLE INTEREST" means, with respect to any Payment Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of interest on the Contracts (as well as Late Payment Penalty Fees and Extension Fees), (ii) the interest component of all Net Liquidation Proceeds, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Seller pursuant to Section 8.06, (iv) all Advances made by the Servicer pursuant to Section 8.03, (v) the interest component of all amounts paid by the Seller in connection with an optional repurchase of the Contracts pursuant to Section 8.08, (vi) all amounts received in respect of Carrying Charges transferred from the Interest Reserve Account pursuant to Section 8.03, and (vii) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in the last sentence of Section 5.05(d).

         "AVAILABLE PRINCIPAL" means, with respect to any Payment Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of principal on the Contracts, (ii) the principal component of all Net Liquidation Proceeds, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Seller pursuant to
Section 8.06, and (iv) the principal component of all amounts paid by the Seller in connection with an optional repurchase of the Contracts pursuant to Section 8.08.

         "AVERAGE DEFAULT RATIO" means, for any Payment Date, the arithmetic average of the Default Ratios for such Payment Dates and the two immediately preceding Payment Dates.

         "AVERAGE DELINQUENCY RATIO" means, the arithmetic average of the Delinquency Ratios for that Payment Date and the two immediately preceding Payment Dates.

         "AVERAGE LOSS RATIO" means, for a Payment Date is equal to the arithmetic average of the Loss Ratios for such Payment Date and the two immediately preceding Payment Dates.

         "BOOK-ENTRY CERTIFICATES" means beneficial interests in Class A Certificates or Class B Certificates, ownership and transfers of which shall be registered through book entries by a Clearing Agency as described in Section 9.08.


         "BUELL" means Buell Motorcycle Company.

         "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday, or
(b) another day on which banking institutions in the city of Chicago, Illinois are authorized or obligated by law, executive order, or governmental decree to be closed.


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         "CARRYING CHARGES" means the sum of (i) the product of (A) one-twelfth of the sum of (x) the Class A Pass-Through Rate and (y) [___]% times (B) the Class A Percentage of the Pre-Funded Amount as of the beginning of the related Due Period plus (ii) the product of (A) one-twelfth of the sum of (x) the Class B Pass-Through Rate and (y) [___]% times (B) the Class B Percentage of the Pre-Funded Amount as of the beginning of the related Due Period.

         "CERTIFICATEHOLDER" or "HOLDER" means the person in whose name either a Class A Certificate or a Class B Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Trust Depositor or any Affiliate of the Trust Depositor shall be deemed not to be outstanding and the Fractional Interest evidenced thereby shall not be taken into account in determining whether the requisite Fractional Interest necessary to effect any such consent, request, waiver or demand has been obtained; PROVIDED, HOWEVER, that in determining whether the Trustee shall be protected in relying upon any such consent, waiver, request or demand only Certificates which the Trustee knows to be so owned shall be so disregarded.

         "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Clearing Agency).

         "CERTIFICATE REGISTER" means the register maintained pursuant to
Section 9.02(a).

         "CERTIFICATE REGISTRAR" or "REGISTRAR" means the registrar appointed pursuant to Section 9.02.

         "CERTIFICATES" means the Class A Certificates and the Class B Certificates.

         "CLASS" means all Certificates whose form is identical except for variation in denomination, principal amount or Holder.

         "CLASS A CERTIFICATE" means a Certificate for Harley-Davidson Motorcycle Contracts evidencing a Fractional Interest executed and delivered by the Trustee substantially in the form of EXHIBIT A-1.

         "CLASS A CERTIFICATE BALANCE" shall initially equal the Class A Initial Certificate Balance and, on any date thereafter, shall equal the Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

         "CLASS A CERTIFICATE FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class A Certificate Balance at such time and the denominator of which is the Class A Initial Certificate Balance.


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         "CLASS A DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date, the sum of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount.

         "CLASS A INITIAL CERTIFICATE BALANCE" means $[_____], which is equal to the aggregate Principal Balance of the Initial Contracts as of the Initial Cutoff Date plus the Pre-Funded Amount as of the Closing Date multiplied by the Class A Percentage, and with respect to a particular Certificate means the amount set forth on the face thereof.

         "CLASS A INTEREST CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class A Interest Distributable Amount for the preceding Payment Date over the amount of interest that was actually distributed to Class A Certificateholders on such preceding Payment Date, plus
(ii) 30 days of interest on the amount specified in clause (i), to the extent permitted by law, at the Class A Pass-Through Rate.

         "CLASS A INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date (other than the first Payment Date), the sum of (i) the product of
(A) one-twelfth (or, with respect to the first Payment Date, a fraction, the numerator of which equals the number of days from and including the Closing Date to but excluding the first Payment Date and the denominator of which equals 360) of the Class A Pass-Through Rate and (B) the Class A Certificate Balance as of the immediately preceding Payment Date (after giving effect to distributions of principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Class A Initial Certificate Balance plus (ii) the Class A Interest Carryover Shortfall for such Payment Date.

         "CLASS A PASS-THROUGH RATE" means [___]% per annum computed on the basis of a 360-day year consisting of twelve 30-day months.

         "CLASS A PERCENTAGE" means [___]%.

         "CLASS A POOL FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class A Certificate Balance at such time and the denominator of which is the Class A Initial Certificate Balance.

         "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class A Principal Distributable Amount over
(ii) the amount of principal that was actually distributed to Class A Certificateholders on such preceding Payment Date.

         "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date, the sum of (i) the product of (a) the Class A Percentage and (b) the Monthly Principal with respect to such Payment Date plus (ii) the Class A Principal Carryover Shortfall with respect to such Payment Date; PROVIDED, HOWEVER, that the Class A Principal Distributable Amount on the Final Scheduled Payment Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Collection Account on such Payment Date and allowable to principal) to reduce the outstanding principal amount of the Class A Certificates to zero.

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         "CLASS B CERTIFICATE" means a Certificate for Harley-Davidson
Motorcycle Contracts evidencing a Fractional Interest executed and delivered by the Trustee substantially in the form of EXHIBIT A-2.

         "CLASS B CERTIFICATE BALANCE" shall initially equal the Class B Initial Certificate Balance and, on any Payment Date (after giving effect to all payments made to Certificateholders on such date) shall equal the amount by which the sum of (i) the Pool Balance as of the last day of the related Due Period and (ii) the Pre-Funded Amount as of such day exceeds the Class A Certificate Balance on such Payment Date (after giving effect to all payments made to the Class A Certificateholders on such date).

         "CLASS B CERTIFICATE FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class B Certificate Balance at such time and the denominator of which is the Class B Initial Certificate Balance.

         "CLASS B DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

         "CLASS B INITIAL CERTIFICATE BALANCE" means $[____], which is equal to the aggregate Principal Balance of the Initial Contracts as of the Initial Cutoff Date plus the Pre-Funded Amount as of the Closing Date multiplied by the Class B Percentage, and with respect to a particular Certificate means the amount set forth on the face thereof.

         "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class B Interest Distributable Amount for the preceding Payment Date over the amount of interest that was actually distributed to Class B Certificateholders on such preceding Payment Date, plus
(ii) 30 days of interest on the amount specified in clause (i), to the extent permitted by law, at the Class B Pass-Through Rate.

         "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date (other than the first Payment Date), the sum of (i) the product of
(A) one-twelfth (or, with respect to the first Payment Date, a fraction the numerator of which equals the number of days from and including the Closing Date to but excluding the first Payment Date and the denominator of which equals 360) of the Class B Pass-Through Rate and (B) the Class B Certificate Balance as of the immediately preceding Payment Date (after giving effect to distributions of principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Class B Initial Certificate Balance plus (ii) the Class B Interest Carryover Shortfall for such Payment Date.

         "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class B Principal Distributable Amount over
(ii) the amount of principal that was actually distributed to Class B Certificateholders on such preceding Payment Date.

         "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date, the sum of (i) the product of (A) the Class B Percentage and (B) the Monthly Principal for such

Payment Date plus (ii) the Class B Principal Carryover Shortfall for such Payment Date; PROVIDED, HOWEVER, that the Class B Principal Distributable Amount on the Final Scheduled Payment Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Collection Account on such Payment Date and allocable to principal) to reduce the outstanding principal amount of the Class B Certificates to zero.

         "CLASS B PASS-THROUGH RATE" means [___]% per annum computed on the basis of a 360-day year consisting of twelve 30-day months. The Class B Pass-Through Rate includes (i) at any time during the Funding Period, the sum of
(a) the Class A Pass-Through Rate multiplied by the Class B Percentage multiplied by the Pool Balance, (b) 1.75 basis points on the Pool Balance and
(c) a portion of the amount deposited to the Collection Account from the Interest Reserve Account during the Funding Period equal to the difference between the Class B Pass-Through Rate multiplied by the Class B Certificate Balance and the sum of items (a) and (b) above and (ii) at any time after the Funding Period, the sum of (a) the Class A Pass-Through Rate multiplied by the Class B Certificate Balance and (b) 1.75 basis points on the Pool Balance. In no event will the Class B Pass-Through Rate exceed 7.00% per annum.

         "CLASS B PERCENTAGE" means [___]%

         "CLASS B POOL FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class B Certificate Balance at such time and the denominator of which is the Class B Initial Certificate Balance.

         "CLEARING AGENCY" means an organization registered as a "CLEARING AGENCY" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.


         "CLOSING DATE" means [_______].

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL AGENT" means the Collateral Agent named in the Security Agreement and any successor thereto pursuant to the terms of the Security Agreement.

         "COLLECTION ACCOUNT" means a trust account as described in Section 5.05 maintained in the name of the Trust which shall be an Eligible Account.

         "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts sold to the Trust Depositor pursuant to the Transfer and Sale Agreement (and any Subsequent Purchase Agreement) by the Trust Depositor in selecting the Contracts sold to the Trust pursuant to this Agreement (and any Subsequent Transfer Agreement), and includes the master file and the history file as well as servicing information with respect to the Contracts.

         "CONTRACT ASSETS" has the meaning assigned in Section 2.01 (and 2.04, as applicable in the case of Subsequent Contracts) of the Transfer and Sale Agreement.

         "CONTRACT FILE" means, as to each Contract, (a) the original copy of the Contract, including the executed conditional sales contract or other evidence of the obligation of the Obligor, (b) the original title certificate to the Motorcycle and, where applicable, the certificate of lien recordation, or, if such title certificate has not yet been issued, an application for such title certificate, or other appropriate evidence of a security interest in the covered Motorcycle; (c) the assignments of the Contract; (d) the original copy of any agreement(s) modifying the Contract including, without limitation, any extension agreement(s) and (e) documents evidencing the existence of physical damage insurance covering such Motorcycle.

         "CONTRACT RATE" means, as to any Contract, the annual rate of interest specified in the Contract.

         "CONTRACTS" means the motorcycle conditional sales contracts described in the List of Contracts and constituting part of the Trust Corpus (as such list may be supplemented from time to time to reflect transfers of Subsequent Contracts), and includes, without limitation, all related security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date or, with respect to any Subsequent Contracts, any related Subsequent Cutoff Date, but excluding any rights to receive payments which are collected pursuant thereto prior to the Initial Cutoff Date, or with respect to any Subsequent Contracts, any related Subsequent Cutoff Date.

         "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.09.

         "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the Principal Balance of such Contract the amount of such reduction (with a "CRAM DOWN LOSS" being deemed to have occurred on the date of issuance of such order).

         "CUMULATIVE LOSS RATIO" means, as of any Payment Date, the fraction (expressed as a percentage) computed by the Servicer by dividing (i) the aggregate Net Liquidation Losses for all Contracts since the Cutoff Date through the end of the related Due Period by (ii) the sum of (A) the Principal Balance of the Contracts as of the Cutoff Date plus (B) the Principal Balance of any Subsequent Contracts as of the related Subsequent Cutoff Date.

         "CUTOFF DATE" means either or both (as the context may require) the Initial Cutoff Date and any Subsequent Cutoff Date.


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         "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or some portion of any payment under the Contract is 120 days or more delinquent, (ii) repossession (and expiration of any redemption period) of a Motorcycle securing a Contract or
(iii) the Servicer has determined in good faith that an Obligor is not likely to resume payment under a Contract.

         "DEFAULT RATIO" means, as of any Payment Date, the fraction (expressed as a percentage) derived by dividing (x) the Principal Balance for all Contracts that become Defaulted Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the related Due Period.

         "DELINQUENCY AMOUNT" means, as of any Payment Date means the Principal Balance of all Contracts that were delinquent 60 days or more as of the end of the related Due Period (including Contracts in respect of which the related Motorcycles have been repossessed and are still inventory).

         "DELINQUENT INTEREST" means, for each Contract and each Determination Date as to which the full payment due in the related Due Period has not been paid (any such payment being "DELINQUENT" for purposes of this definition), all interest accrued on such Contract from the Due Date in the Due Period one month prior to the Due Period in which the payment is delinquent.

         "DELINQUENCY RATIO" means, for any Payment Date, the fraction (expressed as a percentage) computed by dividing (a) the Delinquency Amount during the immediately preceding Due Period multiplied by twelve by (b) the Principal Balance of the Contracts as of the beginning of the related Due Period.

         "DEPOSIT AGREEMENT" means the Agreement to Deposit Contracts, dated as of [___], from the Trust Depositor in favor of the Trustee for the benefit of the Trust, which comprises part of the Trust Corpus.

         "DETERMINATION DATE" means the fourth Business Day following the conclusion of a Due Period during the term of this Agreement.

         "DUE DATE" means, with respect to any Contract, the day of the month on which each scheduled payment of principal and interest is due on such Contract, exclusive of days of grace.

         "DUE PERIOD" means a calendar month during the term of this Agreement, and the Due Period related to a Determination Date or Payment Date shall be the calendar month immediately preceding such date; PROVIDED, however, that with respect to the Initial Determination Date or Initial Payment Date, the Due Period shall be the period from the Initial Cutoff Date to and including [_____].

         "ELIGIBLE ACCOUNT" means a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's.

         "ELIGIBLE INVESTMENTS" means any one or more of the following types of investments:

                  (a) (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; and (ii) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by each Rating Agency;

                  (b) demand or time deposits in, certificates of deposit of, or bankers' acceptances issued by any depositary institution or trust company organized under the laws of the United States or any State and subject to supervision and examination by federal and/or State banking authorities (including, if applicable, the Trustee or any agent of the Trustee acting in their respective commercial capacities); PROVIDED that the short-term unsecured debt obligations of such depositary institution or trust company at the time of such investment, or contractual commitment providing for such investment, are assigned the highest credit rating by each Rating Agency;

                  (c) repurchase obligations pursuant to a written agreement (i) with respect to any obligation described in clause (a) above, where the Trustee has taken actual or constructive delivery of such obligation in accordance with Section 5.05, and (ii) entered into with a depositary institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Trustee or any agent of the Trustee acting in their respective commercial capacities);

                  (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are assigned the highest credit rating by each Rating Agency at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Eligible Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the Eligible Investments held in the Trust (with Eligible Investments valued at par);

                  (e) commercial paper that (i) is payable in United States dollars and (ii) is rated in the highest credit rating category by each Rating Agency;

                  (f) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

                  (g) any other demand or time deposit, obligation, security or investment as may be acceptable to each Rating Agency and as may from time to time be confirmed in writing to the Trustee by each Rating Agency;

PROVIDED, HOWEVER, that securities issued by any entity (except as provided in paragraph (a)) will not be Eligible Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such entity and held in the Pre-Funding Account to exceed $10 million (with Eligible Investments held in the Pre-Funding Account valued at par).

         "EXTENSION FEE" means any extension fee paid by the Obligor on a Contract.

         "FINAL SCHEDULED PAYMENT DATE" means [____].

         "FRACTIONAL INTEREST" means an undivided interest in the Trust and, as to a particular Certificateholder, means the undivided interest in the Trust owned by that Certificateholder equal to the percentage obtained by dividing (a) the Certificate Balance of all Certificates held by such Certificateholder at the time of determination by (b) the aggregate of the Certificate Balance of all of the Certificates held by all Certificateholders at such time.

         "FUNDING PERIOD" means the period beginning on the Closing Date and ending on the first to occur of (a) the Payment Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Contracts to the Trust on such Payment Date) is less than $100,000, (b) the date on which a Servicer Default occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller and (d) the close of business on the date which is 90 days from and including the Closing Date.

         "HOLDER" means a Person in whose name a Certificate is registered in the Certificate Register.

         "INITIAL CONTRACTS" means those Contracts conveyed to the Trust on the Closing Date.

         "INITIAL CUTOFF DATE" means [_____].

         "INSOLVENCY EVENT" means with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "INTEREST RESERVE ACCOUNT" means the account designated as the Interest Reserve Account in, and which is established and maintained pursuant to, Section 3.01 of the Security Agreement.

         "INTEREST RESERVE AMOUNT" means, as of any date of determination, the amount on deposit in the Interest Reserve Account on such date, and as of the Closing Date shall be $[___].

         "Late Payment Penalty Fees" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

         "LIQUIDATED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) 90 days have elapsed following the date of repossession (and expiration of any redemption period) with respect to the Motorcycle securing such Contract, (ii) such Contract is a Defaulted Contract with respect to which the Servicer has determined in good faith that all amounts expected to be recovered have been received, or (iii) all or any portion of any payment is delinquent 150 days or more.

         "LIQUIDATED DAMAGES" means the amounts payable by the Trust Depositor to the Trust upon the end of the Funding Period under Section 2.02 of the Deposit Agreement, to be derived from any remaining Pre-Funded Amount at the end of the Funding Period, and described as "Liquidated Damages" in Section 2.02 of the Deposit Agreement.

         "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Corpus, which list shall consist of the initial List of Contracts reflecting the Initial Contracts transferred to the Trust on the Closing Date, together with any Subsequent List of Contracts reflecting the Subsequent Contracts transferred to the Trust on the related Subsequent Transfer Date, and which list (a) identifies each Contract and (b) sets forth as to each Contract (i) the Principal Balance as of the applicable Cutoff Date, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and
(iv) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT I.

         "LOCKBOX" means the Lockbox maintained by the Lockbox Bank identified on EXHIBIT L hereto.

         "LOCKBOX ACCOUNT" means the account maintained with the Lockbox Bank and identified on EXHIBIT L hereto.

         "LOCKBOX AGREEMENT" means the Third Amended and Restated Lockbox Administration Agreement dated as of March 1, 1996 by and among the Servicer, the Trust Depositor, Eaglemark Customer Funding Corporation-II, NBD Bank, N.A., Bank of America National Trust and Savings Association ("BOFA"), Norwest Bank Minnesota, National Association (the "PREDECESSOR TRUSTEE"), the Trustee, Financial Security Assurance Inc. ("FSA," with respect to certain prior trusts, the "PRIOR TRUSTS"), with respect to the Lockbox Account, unless such agreement shall be terminated in accordance with its terms, in which event "LOCKBOX AGREEMENT" shall mean such other agreement, in form and substance acceptable to the above-described parties and FSA, or if an Insurer Default (as defined in FSA's documentation relating to such Prior Trusts) shall have occurred and be continuing or FSA is owed no obligation with respect to such Prior Trusts, the majority of the Certificateholders with respect to such Prior Trusts), the Servicer, the Trustee and the Lockbox Bank.

         "LOCKBOX BANK" means the financial institution maintaining the Lockbox Account and identified on EXHIBIT L hereto or any successor thereto acceptable to a majority of the Certificateholders.

         "LOSS RATIO" means, for any Payment Date, the fraction (expressed as a percentage) derived by dividing (x) Net Liquidation Losses for all Contracts that became Liquidated Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of the Due Period.

         "MONTHLY PRINCIPAL" means, as to any Payment Date, the following amount calculated as of the related Determination Date: the difference between (i) the sum of (A) the Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which such Payment Date occurs (or, in the case of the first Payment Date, the Principal Balance of the Contracts as of the Initial Cutoff Date), plus (B) the Pre-Funded Amount on such date (or, in the case of the first Payment Date, the Pre-Funded Amount on the Closing Date) and
(ii) the sum of (A) the Principal Balance of the Contracts as of the first day of the Due Period in which such Payment Date occurs, plus (B) the Pre-Funded Amount on such day, plus (C) the amount of any Special Distribution occurring from the day referred to in clause (i)(A) above to the day referred to in clause
(ii)(A) above; provided, that on the Final Scheduled Payment Date, Monthly Principal shall equal the aggregate of the Class A Certificate Balance and the Class B Certificate Balance. For purposes of determining the amount in clause
(ii)(C) above as to any particular Payment Date and with respect to the Due Period preceding such Payment Date, if the Funding Period ends during such Due Period and Liquidated Damages (as defined in the Security Agreement) are consequently paid from the Pre-Funding Account during such Due Period but will not be distributed as a Special Distribution until the Payment Date occurring in the following Due Period (i.e., the particular Payment Date referred to above), then the amount calculated in clause (ii)(C) for such preceding Due Period shall be deemed to include such Special Distribution, in such amount (although paid as a Special Distribution) on the Payment

Date occurring during the following Due Period) will not be included in the next calculation of clause (ii)(C) to be made with respect to the following Due Period.

         "MONTHLY REPORT" has the meaning assigned in Section 6.01.

         "MONTHLY SERVICING FEE" means, as to any Payment Date, one-twelfth of the product of 1% and the Principal Balance of the Contracts as of the beginning of the related Due Period.

         "MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

         "MOTORCYCLE" means a motorcycle manufactured by Harley-Davidson, Inc. (or in certain limited instances Buell) securing a Contract.

         "NET LIQUIDATION LOSSES" means, as of any Payment Date, with respect to a Liquidated Contract, the amount, if any, by which (a) the outstanding Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon at the Contract Rate to the date on which such Liquidated Contract became a Liquidated Contract exceeds (b) the Net Liquidation Proceeds for such Liquidated Contract.

         "NET LIQUIDATION PROCEEDS" means, as to any Liquidated Contract, the proceeds realized on the sale or other disposition of the related Motorcycle, including proceeds realized on the repurchase of such Motorcycle by the originating dealer for breach of warranties, and the proceeds of any insurance relating to such Motorcycle, after payment of all reasonable expenses incurred thereby, together, in all instances, with the expected or actual proceeds of any recourse rights relating to such Contract as well as any post-disposition proceeds received by the Servicer.

         "OBLIGOR" means a Motorcycle buyer or other person who owes payments under a Contract.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board, President, or any Vice President of the Seller, the Trust Depositor or the Servicer and delivered to the Trustee.

         "PAYING AGENT" has the meaning assigned in Section 8.01(b).

         "PAYMENT DATE" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, with the first such Payment Date hereunder being [_____].

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "POOL BALANCE" means, as of any date, the aggregate Principal Balance of Contracts as of the close of business on such date.

         "PRE-FUNDED AMOUNT" means as of any date, the amount on deposit in the Pre-Funding Account at the close of business on such date.

         "PRE-FUNDING ACCOUNT" means the account designated as the Pre-Funding Account in, and which is established and maintained pursuant to, Section 3.01 of the Security Agreement.

         "PRINCIPAL BALANCE" means (a) with respect to any Contract as of any date, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Initial Cutoff Date or related Subsequent Cutoff Date, as applicable, reduced by the sum of (x) all payments received by the Servicer as of such date allocable to principal and (y) any Cram Down Loss in respect of such Contract; provided, however, that (i) if (x) a Contract is repurchased by the Seller pursuant to Section 5.01 of the Transfer and Sale Agreement and Section 8.06 hereof because of a breach of representation or warranty, or if (y) the Seller gives notice of its intent to purchase the Contracts in connection with an optional termination of the Trust pursuant to
Section 5.02 of the Transfer and Sale Agreement and Section 8.08 hereof, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the related Determination Date to be zero for the Due Period in which such event occurs and for each Due Period thereafter, (ii) from and after the third Due Period succeeding the final Due Period in which the Obligor is required to make the final scheduled payment on a Contract, the Principal Balance, if any, of such Contract shall be deemed to be zero, and (iii) from and after the Due Period in which a Contract becomes a Liquidated Contract, the Principal Balance of such Contract shall be deemed to be zero; and (b) where the context requires, the aggregate of the Principal Balances described in clause (a) for all such Contracts.

         "RATING AGENCY" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Certificates; and if either Moody's or Standard & Poor's no longer maintains a rating on the Certificates, such other nationally recognized statistical rating organization selected by the Trust Depositor.

         "RECORD DATE" means, with respect to any Payment Date, the last Business Day of the preceding calendar month.

         "REIMBURSEMENT AMOUNT" has the meaning assigned in Section 8.03 hereof.

         "REPURCHASE PRICE" means, with respect to a Contract to be repurchased hereunder, an amount equal to (a) the remaining principal balance of such Contract, plus (b) accrued and unpaid interest at the Contract Rate on such Contract through the end of the immediately preceding Due Period.

         "REQUISITE INTEREST RESERVE AMOUNT" means, as of the Closing Date, $[_____] and as of any Payment Date thereafter during the Funding Period an amount equal to the product of (i) a fraction, the numerator of which equals the difference between (x) the sum of the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate and ___% and (y) ___%, and the denominator of which equals 360, times (ii) the Pre-Funded Amount on such date times (iii) the number of days remaining in the Funding Period. The Requisite Interest Reserve Amount for any Subsequent Transfer Date shall be calculated after taking into account the transfer of Subsequent Contracts to the Trust on such Payment Date.

         "RESERVE AGENT" means the Reserve Agent named in the Reserve Fund Agreement, and any successor thereto pursuant to the terms of the Reserve Fund Agreement.

         "RESERVE FUND" means with respect to the Trust, the Reserve Fund established and maintained pursuant to the Reserve Fund Agreement. The Reserve Fund shall in no event be deemed part of the Trust Corpus.

         "RESERVE FUND ADDITIONAL DEPOSITS" means, with respect to any transfer of Subsequent Contracts to the Trust, the amount (if any) required to be deposited in the Reserve Fund on or prior to such transfer in satisfaction of the condition set forth in Section 2.04(b)(vi) hereof.

         "RESERVE FUND AGREEMENT" means the Reserve Fund Agreement, dated as of [____] among the Trust Depositor, the Reserve Agent and the Trustee (as amended, supplemented or otherwise modified from time to time).

         "RESERVE FUND DEPOSITS" shall have the meaning provided in the Reserve Fund Agreement.

         "RESERVE FUND INITIAL DEPOSIT" means $[____].

         "RESERVE FUND TRIGGER EVENT" means as of any particular Payment Date
(i) the Average Delinquency Ratio is equal to or greater than ___%; (ii) the Average Loss Ratio is equal to or greater than ___%, (iii) the Cumulative Loss Ratio is equal to or greater than (a) ___% with respect to any Payment Date which occurs within the period from the Closing Date to, and inclusive of, the first anniversary of the Closing Date, (b) ___% with respect to any Payment Date which occurs within the period from the day after the first anniversary of the Closing Date to, and inclusive of, the second anniversary of the Closing Date, or (c) ___% for any Payment Date following the second anniversary of the Closing Date or (iv) the Average Default Ratio is equal to or greater than ___%.

         "RESERVE FUND REQUISITE AMOUNT" means, with respect to any Payment Date, an amount equal to ___% of the Principal Balance of the Contracts in the Trust as of the first day of the immediately preceding Due Period or, upon the occurrence of a Reserve Fund Trigger Event which has not terminated for three consecutive Payment Dates (inclusive of the respective Payment Date), an amount equal to ___% of the Principal Balance of the Contracts in the Trust as of the first day of the immediately preceding Due Period; provided, however, in no event, after the Funding Period, shall the Reserve Fund Requisite Amount be less than ___% of the aggregate of the Initial Class A Certificate Balance and Initial Class B Certificate Balance.

         "RESPONSIBLE OFFICER" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

         "SECURITY AGREEMENT" means the Security Agreement, dated as of [____] among the Trust Depositor, the Collateral Agent and the Trustee, securing the Trust Depositor's obligations to the Trust under the Deposit Agreement.

         "SELLER" means Harley-Davidson Credit Corp., a Nevada corporation, or its successor, in its capacity as Seller of Contract Assets under the Transfer and Sale Agreement and any Subsequent Purchase Agreement.

         "SERVICER" means Harley-Davidson Credit Corp., a Nevada corporation, or its successor, until any Service Transfer hereunder and thereafter means the [____] appointed pursuant to Article VII below with respect to the duties and obligations required of the Servicer under this Agreement.

         "SERVICER DEFAULT" has the meaning assigned to such term in SECTION
8.01.

         "SERVICE TRANSFER" has the meaning assigned in Section 7.02(a).

         "SERVICING FEE" means, on any Determination Date, the sum of (a) the Monthly Servicing Fee payable on the related Payment Date, (b) Late Payment Penalty Fees received by the Servicer during the related Due Period, and (c) Extension Fees received by the Servicer during the related Due Period.

         "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

         "SHORTFALL" means, with respect to a Payment Date as determined in accordance with Section 8.04(b), the amounts described in clauses (v) through
(viii) thereof over Available Funds (after the payment of amounts described in clauses (i) through (iv) of Section 8.04(b) on such Payment Date) in the Collection Account with respect to the related Due Period.

         "SPECIAL DISTRIBUTION" means a distribution on a Payment Date of amounts deposited in the Special Distribution Subaccount derived from the payment of Liquidated Damages under the Deposit Agreement, which shall be deemed a distribution of principal with respect to the Certificates.

         "SPECIAL DISTRIBUTION SUBACCOUNT" means the account described in
Section 5.05(a) established for the purpose of Special Distributions.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw Hill Company or any successor thereto.

         "SUBSEQUENT CONTRACTS" means all Contracts sold and transferred to the Trust pursuant to Section 2.04 hereof and Section 2.01 of the Deposit Agreement.

         "SUBSEQUENT CUTOFF DATE" means the date specified as such for Subsequent Contracts in the related Subsequent Transfer Agreement.

         "SUBSEQUENT LIST OF CONTRACTS" means a list, in the form of the initial List of Contracts delivered on the Closing Date, but listing each Subsequent Contract transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

         "SUBSEQUENT PURCHASE AGREEMENT" means, with respect to any Subsequent Contracts, the agreement between the Seller and the Trust Depositor pursuant to which the Seller transferred the Subsequent Contracts to the Trust Depositor, the form of which is attached to the Transfer and Sale Agreement as EXHIBIT C.

         "SUBSEQUENT TRANSFER AGREEMENT" means the agreement described in
Section 2.04 hereof and Section 2.01 of the Deposit Agreement.

         "SUBSEQUENT TRANSFER DATE" means any date during the Funding Period on which Subsequent Contracts are transferred to the Trust.

         "TRANSACTION DOCUMENTS" means this Agreement, the Transfer and Sale Agreement, the Reserve Fund Agreement, the Deposit Agreement, the Security Agreement, the Lockbox Agreement, any Subsequent Transfer Agreement and any Subsequent Purchase Agreement.

         "TRANSFER AND SALE AGREEMENT" means the Transfer and Sale Agreement dated as of [____] by and between the Trust Depositor and the Seller, as amended, supplemented or otherwise modified from time to time.

         "TRUST" means the trust created by this Agreement, comprised of the Trust Corpus.

         "TRUST ACCOUNTS" means, collectively, the Collection Account and the Special Distribution Subaccount therein, or any of them.

         "TRUST CORPUS" has the meaning given to such term in Section 2.01(b) hereof (and in Section 2.04(a) hereof in respect of Subsequent Contracts and related assets transferred to the Trust pursuant to Subsequent Transfer Agreements). Although the Trust Depositor has pledged the Reserve Fund to the Trustee pursuant to the Reserve Fund Agreement, the Reserve Fund shall not under any circumstances be deemed to be a part of or otherwise includable in the Trust or the Trust Corpus.

         "TRUST DEPOSITOR" has the meaning assigned such term in the preamble hereunder or any successor thereto.

         "TRUSTEE'S FEE" means, with respect to any Payment Date, one-twelfth of the product of ___% and the sum of (i) the Principal Balance of the Contracts as of the beginning of the related Due Period and (ii) the Pre-Funded Amount as of the beginning of such period; provided, however, in no event shall such fee be less than $200.00 per month.

         "UCC" means the Uniform Commercial Code as enacted in Illinois or Nevada, as applicable.

         "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, advanced by the Servicer pursuant to
Section 8.03 which the Servicer has as of such Determination Date determined in good faith will not be ultimately recoverable by the Servicer from insurance policies on the related Motorcycle, the related Obligor or out of Net Liquidation Proceeds with respect to such Contract. The determination by the Servicer that it has made an Uncollectible Advance shall be evidenced by an Officer's Certificate delivered to the Trustee.

                                   ARTICLE II

                  ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS

         Section 2.01. Closing. (a) There is hereby created by the Trust Depositor, as settlor, a separate trust which shall be known as the Harley-Davidson Motorcycle Trust [_____]. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders. The Trustee is hereby specifically empowered to conduct business dealings on behalf of the Trust in accordance with the terms hereof.

         (b) On the Closing Date, the Trust Depositor shall sell, transfer, assign, set over and otherwise convey to the Trust by execution of an assignment substantially in the form of EXHIBIT B hereto, without recourse other than as expressly provided herein, (i) all the right, title and interest of the Trust Depositor in and to the Initial Contracts listed on the initial List of Contracts delivered on the Closing Date (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to the Initial Cutoff Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (and rights under a "forced placed" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Seller, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement, including but not limited to the Trust Depositor's rights under Article V thereof, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts), and (ix) all proceeds and products of the foregoing (the property in clauses (i)-(ix) above, along with the Deposit Agreement (which has been executed directly in favor of the Trustee for the benefit of the Trust), being the "TRUST CORPUS"). Although the Trust Depositor and the Trustee agree that such transfer is intended to be a sale of ownership of the Trust Corpus, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Trustee for the benefit of the Trust a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

         Section 2.02. Conditions to the Closing. On or before the Closing Date, the Trust Depositor shall deliver or cause to be delivered the following documents to the Trustee:

                  (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Trust Depositor, together with an assignment substantially in the form of EXHIBIT B hereto.

                  (b) A certificate of an officer of the Seller substantially in the form of EXHIBIT B to the Transfer and Sale Agreement and of an Officer of the Trust Depositor substantially in the form of EXHIBIT C hereto.

                  (c) Opinions of counsel for the Seller and the Trust Depositor substantially in the form of EXHIBITS D-1, D-2 and D-3 hereto (and including as an addressee thereof each Rating Agency).

                  (d) A letter from Arthur Andersen LLP, or another nationally recognized accounting firm, addressed to the Trustee and stating that such firm has reviewed a sample of the Initial Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Initial Contracts which do not conform.

                  (e) Copies of resolutions of the Board of Directors of each of the Seller/Servicer and the Trust Depositor or of the Executive Committee of the Board of Directors of each of the Seller/Servicer and the Trust Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Seller/Servicer and the Trust Depositor.

                  (f) Officially certified recent evidence of due incorporation and good standing of each of the Seller and the Trust Depositor under the laws of Nevada.

                  (g) Evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Seller, as debtor, naming the Trust Depositor as secured party (and the Trustee as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with the appropriate offices in Nevada and Illinois of UCC financing statements executed by the Trust Depositor, as debtor, (i) naming the Trustee as secured party and identifying the Trust Corpus as collateral, and (ii) naming the Trustee as secured party and identifying the Reserve Fund Deposits therein as collateral, and (iii) naming the Trustee as secured party and identifying the Collateral (as defined in the Security Agreement) as collateral.

                  (h) An Officer's Certificate listing the Servicer's Servicing Officers.

                  (i) Evidence of deposit in the Collection Account of all funds received with respect to the Initial Contracts on or after the Initial Cutoff Date to the Closing Date, together with an Officer's Certificate from the Seller to the effect that such amount is correct.

                  (j) The Officer's Certificate of the Seller specified in
         Section 2.02(i) of the Transfer and Sale Agreement.

                  (k) A fully executed copy of the Reserve Fund Agreement, together with evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Depositor in accordance with the Reserve Fund Agreement.

                  (l) Evidence of deposit in the Interest Reserve Account of $[_____].

                  (m) A fully executed Deposit Agreement.

                  (n) A fully executed Security Agreement.

                  (o) A fully executed Transfer and Sale Agreement.

         Section 2.03. Acceptance by Trustee. On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Trustee shall issue on behalf of the Trust to, or upon the order of, the Trust Depositor the Class A Certificates and Class B Certificates representing ownership of a beneficial interest in 100% of the Trust.

         Section 2.04. Conveyance of Subsequent Contracts. (a) Subject to the conditions set forth in paragraph (b) below, the Trust Depositor, pursuant to the mutually agreed upon terms contained in the Deposit Agreement and pursuant to one or more Subsequent Transfer Agreements, shall sell, transfer, assign, set over and otherwise convey to the Trust, without recourse other than as expressly provided herein and therein, (i) all the right, title and interest of the Trust Depositor in and to the Subsequent Contracts (including, without limitation, all security interests and all rights to receive payments which are collected pursuant thereto on or after the related Subsequent Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive payments which were collected pursuant thereto prior to such Subsequent Cutoff Date), (ii) all rights of the Trust Depositor under any physical damage or other individual insurance policy (or a "forced placed" policy, if any) relating to any such Contract, an Obligor or a Motorcycle securing such Contract, (iii) all security interests in each such Motorcycle, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Trust Depositor under any related motorcycle dealer agreements between dealers (i.e., the originators of such Contracts) and the Seller, (vi) all rights of the Trust Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (vii) all rights (but not the obligations) of the Trust Depositor under the Transfer and Sale Agreement related to such Contracts (to the extent not already conveyed under Section 2.01(b)), including but not limited to the Trust Depositor's related rights under Article V thereof, as well as all rights, but not the obligations, of the Trust Depositor under the Subsequent Purchase Agreement related to such Contracts, (viii) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time related to such Contracts (to the extent not already conveyed under Section 2.01(b)) (and any investments of such amounts), and (ix) all proceeds and products of the foregoing (the property in clauses (i)-(ix) above, upon such transfer, becoming part of the "TRUST CORPUS"). Although the Trust Depositor and the Trustee agree that such transfer is intended to be a sale of ownership, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus following such transfer shall not be property of the Trust Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Trust Depositor shall be deemed to have granted the Trustee for the benefit of the Trust a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

         (b) The Trust Depositor shall transfer to the Trust the Subsequent Contracts and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) The Seller shall have provided the Trustee, the Placement Agent and the Rating Agencies with a timely Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Contracts;

                  (ii) the Funding Period shall not have terminated;

                  (iii) the Trust Depositor shall have delivered to the Trustee a duly executed written assignment (including an acceptance by the Trustee) in substantially the form of EXHIBIT N hereto (the "SUBSEQUENT TRANSFER AGREEMENT"), which shall include a Subsequent List of Contracts listing the Subsequent Contracts;

                  (iv) the Trust Depositor shall have deposited or caused to be deposited in the Collection Account all collections received with respect to the Subsequent Contracts on or after the related Subsequent Cutoff Date;
                  (v) as of each Subsequent Transfer Date, neither the Seller nor the Trust Depositor was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                  (vi) the applicable Reserve Fund Additional Deposit for such Subsequent Transfer Date (if any is required) shall have been made;

                  (vii) each Rating Agency shall have notified the Trust Depositor and the Trustee in writing that following such transfer the Class A Certificates will be rated in the highest rating category by such Rating Agency and the Class B Certificates will be rated at least "BBB" by Standard & Poor's and Baa2 by Moody's;

                  (viii) such addition will not result in a material adverse tax consequence to the Trust or the Certificateholders as evidenced by an Opinion of Counsel to be delivered by the Seller to the Trustee, the Rating Agency and the Placement Agent;

                  (ix) the Trust Depositor shall have delivered to the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b);

                  (x) the Trust Depositor shall have delivered to the Rating Agencies and the Placement Agent one or more opinions of counsel with respect to the transfer of the Subsequent Contracts substantially in the form of the opinions of counsel delivered to such Persons on the Closing Date;

                  (xi) the Trust Depositor shall have taken any action necessary to maintain the first perfected ownership interest of the Trust in the Trust Corpus and the first perfected security interest of the Reserve Agent in the Reserve Fund Deposits;

                  (xii) no selection procedures believed by the Trust Depositor to be adverse to the interests of the Certificateholders shall have been utilized in selecting the Subsequent Contracts;

                  (xiii) the Trust Depositor shall have delivered to the Rating Agencies evidence that (A) the weighted average annual percentage rate of the Contracts collectively, following the transfer of the Subsequent Contracts, is not less than ___%, and (B) that the weighted average calculated remaining term to maturity of the Contracts collectively, following the transfer of the Subsequent Contracts, does not exceed 66 months ; and

                  (xiv) the Trust Depositor shall have delivered to the Rating Agencies, a report with respect tocertain agreed-upon procedures relating to the Subsequent Contracts being transferred, confirming that procedures were performed substantially similar to such procedures as were performed in connection with the transfer of the Initial Contracts.

         (c) As provided in the Deposit Agreement, the Trust Depositor covenants to transfer (at or prior to the end of the Funding Period) to the Trust pursuant thereto Subsequent Contracts with an aggregate Principal Balance equal to $[_____]; PROVIDED, HOWEVER, that in complying with such covenant the Trust Depositor agrees to make no more than one separate transfer of Subsequent Contracts per monthly period (as measured by the corresponding Payment Dates), and PROVIDED FURTHER, HOWEVER, that the sole remedy of the Trust or the Certificateholders with respect to a failure to comply with such covenant shall be to enforce the provisions of Section 2.02 of the Deposit Agreement by demanding the payment of Liquidated Damages thereunder.

         SECTION 2.05. TAX TREATMENT. It is the intention of the Trust Depositor that, for federal income tax purposes, the Trust will be classified as a grantor trust and not as an association taxable as a corporation. The Trust Depositor and the Servicer by entering into this Agreement, and each Certificateholder by the purchase of a Certificate, agree to report such transactions for federal income tax purposes in a manner consistent with such characterization.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

The Seller under the Transfer and Sale Agreement has made, and upon execution of each Subsequent Purchase Agreement is deemed to remake, each of the representations and warranties set forth in EXHIBIT K hereto and has consented to the assignment by the Trust Depositor to the Trustee of the Trust Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust. Pursuant to Section 2.01 of this Agreement, the Trust Depositor has sold, assigned, transferred and conveyed to the Trustee as part of the Trust Corpus its rights under the Transfer and Sale Agreement, including without limitation, the representations and warranties of the Seller therein as set forth in EXHIBIT K attached hereto, together with all rights of the Trust Depositor with respect to any breach thereof including any right to require the Seller to repurchase any Contract in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive delivery of the Contract Files to the Trustee or any custodian.

         The Trust Depositor hereby represents and warrants to the Trustee that it has entered into the Transfer and Sale Agreement with the Seller, that the Seller has made the representations and warranties in the Transfer and Sale Agreement as set forth in EXHIBIT K hereto, that such representations and warranties run to and are for the benefit of the Trust Depositor, and that pursuant to Section 2.01 of this Agreement the Trust Depositor has transferred and assigned to the Trustee all rights of the Trust Depositor to cause the Seller under the Transfer and Sale Agreement to repurchase Contracts in the event of a breach of such representations and warranties.

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST DEPOSITOR. By its execution of this Agreement and each Subsequent Transfer Agreement, the Trust Depositor represents and warrants to the Trustee and the Certificateholders that:

                  (a) ASSUMPTION OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in EXHIBIT K are true and correct.

                  (b) ORGANIZATION AND GOOD STANDING. The Trust Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Trust Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Trust Depositor or the Trust.

                  (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Trust Depositor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Trust to be created. This Agreement and the related Subsequent Transfer Agreement, if any, shall effect a valid sale, transfer and assignment of the Trust Corpus, enforceable against the Trust Depositor and creditors of and purchasers from the Trust Depositor. This Agreement and the other Transaction Documents to which the Trust Depositor is a party constitute the legal, valid and binding obligation of the Trust Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (d) NO CONSENT REQUIRED. The Trust Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                  (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any provision of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Trust Depositor or any of its properties or the Articles of Incorporation or Bylaws of the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                  (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Trust Depositor threatened, against the Trust Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Certificates (1) which, if adversely determined, would in the opinion of the Trust Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Trust Depositor or the Trust or the transactions contemplated by this Agreement or the other Transaction Documents to which the Trust Depositor is a party or (2) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates.

                  (g) PLACE OF BUSINESS; NO CHANGES. The Trust Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in Section 12.09 below. The Trust Depositor has not changed its name, whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Contracts, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trust.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Trustee and the Certificateholders that:

                  (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Trust. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof.

                  (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

                  (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any provisions of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Servicer or any of its properties or the Articles of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than this Agreement.

                  (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, any other Transaction Document to which the Servicer is a party or the Certificates which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Trust or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

                                   ARTICLE IV

          PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS;

         Section 4.01. Custody of Contracts. (a) Subject to the terms and conditions of this Section 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders and the Trustee as the owner thereof.
         (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the State of Nevada as shall from time to time be identified to the Trustee by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Trust's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to
Section 4.01(a) above and this Section 4.01(b) the Trustee shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

         (c) As custodian, the Servicer shall have and perform the following powers and duties:

                  (i) hold the Contract Files on behalf of the Certificateholders and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Trustee annually that it continues to maintain possession of such Contract Files;

                  (ii) implement policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

                  (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Certificateholders and the Trustee;

                  (iv) at all times maintain the original of the fully executed Contract and store such original Contract in a fireproof vault;

                  (v) stamp each Contract on both the first and the signature page (if different) as of the Closing Date (or Subsequent Transfer Date, as the case may be) in the form attached hereto as EXHIBIT M;

                  (vi) within 30 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Trustee certifying that as of a date no earlier than the Closing Date (or Subsequent Transfer Date, as the case may be) it has conducted an inventory of the Contract Files (which in the case of Subsequent Contracts, need be only of the Contract Files related to such Subsequent Contracts) and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any; and

                  (vii) within 185 days of the Closing Date (or Subsequent Transfer Date, as the case may be) deliver an Officer's Certificate to the Trustee listing each Contract with respect to which there did not exist as of 180 days of the Closing Date (or Subsequent Transfer Date, as the case may be) an original title certificate to the motorcycle and the certificate of lien recordation relating thereto.

         (d) In performing its duties under this Section 4.01, the Servicer agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts for the installment purchase of consumer goods owned and/or serviced by it, and in any event with no less degree of skill and care than would be exercised by a prudent servicer of motorcycle conditional sales contracts. The Servicer shall promptly report to the Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in Section 5.06. The Servicer agrees to indemnify the Certificateholders, the Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Certificateholders, or the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Certificateholder, or the Trustee. The Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

         Section 4.02. Filing. On or prior to the Closing Date, the Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(g) hereof to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Trustee may reasonably request to perfect and protect the Trust's first priority perfected interest in the Trust Corpus against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         Section 4.03. Name Change or Relocation. (a) During the term of this Agreement, neither the Seller nor the Trust Depositor shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Trustee.

         (b) If any change in either the Seller's or the Trust Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust's interests in the Trust Corpus and the proceeds thereof. In addition, neither the Seller nor the Trust Depositor shall change its place of business (within the meaning of Article 9 of the UCC) from the location specified in Section 12.09 below unless it has first taken such action as is advisable or necessary to preserve and protect the Trust's interest in the Trust Corpus. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Trustee an opinion of counsel reasonably acceptable to the Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trustee in the Trust Corpus have been filed, and reciting the details of such filing.

         Section 4.04. Chief Executive Office. During the term of this Agreement, the Trust Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         Section 4.05. Costs and Expenses. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trust's right, title and interest in and to the Contracts (including, without limitation, the security interest in the Motorcycles granted thereby).

                                    ARTICLE V
                             SERVICING OF CONTRACTS

         Section 5.01. Responsibility for Contract Administration. The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Service Transfer may be effected under Article VII.

         Section 5.02. Standard of Care. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer, and, in any event no less degree of skill and care than would be exercised by a prudent servicer of motorcycle conditional sales contracts; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract.

         Section 5.03. Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Contract.

         Section 5.04. Inspection. (a) At all times during the term hereof, the Servicer shall afford the Trustee and its respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee, or such authorized agents and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Contract in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Certificateholders.

         Section 5.05. Trust Accounts. (a) On or before the Closing Date, the Trust Depositor shall establish the Collection Account and the Special Distribution Subaccount therein, each in the name of the Trustee for the benefit of the Certificateholders. The Trustee is hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account.

         (b) The Trustee shall deposit (or the Servicer shall deposit, with respect to payments by or on behalf of the Obligors and Net Liquidation Proceeds received directly by the Servicer), without deposit into any intervening account, into the Collection Account as promptly as practical (but in any case not later than the second Business Day following the receipt thereof):

                  (i) With respect to principal and interest on the Contracts (as well as Late Payment Penalty Fees and Extension Fees) received on or after the Initial Cutoff Date or Subsequent Cutoff Date, as applicable (which for the purpose of this paragraph (b)(i) shall include those monies in the Lockbox Account allocable to principal and interest on the Contracts), all such amounts received by the Trustee or Servicer;

                  (ii) All Net Liquidation Proceeds related to the Contracts;

                  (iii) The aggregate of the Repurchase Prices for Contracts repurchased by the Depositor as described in Section 9.06 which amounts shall come from the Seller pursuant to Section 5.01 of the Transfer and Sale Agreement;

                  (iv) All Advances made by the Servicer pursuant to Section 8.03(a);

                  (v) All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in Section 8.08;

                  (vi) All amounts realized in respect of Carrying Charges transferred from the Interest Reserve Account as contemplated in
         Section 8.03(b); and

                  (vii) All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts (except the Reserve Fund) as contemplated in the last sentence of Section 5.05(d) hereof.

         (c) The Trustee shall, if amounts remain on deposit in the Pre-Funding Account at the expiration of the Funding Period, make demand, immediately upon expiration of the Funding Period, upon the Trust Depositor and the Collateral Agent for the payment of Liquidated Damages as contemplated in Section 2.02 of the Deposit Agreement and Section 3.03 of the Security Agreement. The Trustee shall deposit the amounts received from the Deposit Collateral Agent in respect of such Liquidated Damages into the Special Distribution Subaccount in the Collection Account to be distributed on the next upcoming Payment Date as contemplated in Section 8.04(b) hereof.

         (d) If the Servicer so directs, in writing, the Trustee shall in its capacity as Trustee hereunder, invest the amounts in the Trust Accounts in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Once such funds are invested, the Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Trustee may purchase an Eligible Investment from itself or an Affiliate. Any investment of funds in the Trust Accounts shall be made in Eligible Investments (a) held in the possession of the Trustee or maintained with another institution as an Eligible Account with respect to which such institution has noted the Trustee's interest therein on its books and records and a confirmation of the Trustee's interest has been sent to the Trustee by such institution, and (b) with respect to Eligible Investments comprised of securities, the Trustee has purchased such securities for value in good faith without notice of any adverse claim thereto, and which securities (A) if certificated and in bearer form, have been delivered to the Trustee, or in registered form, have been issued or endorsed to the Trustee or in blank, (B) if uncertificated, the transfer of which is registered on the books of the issuer thereof, or (C) have been transferred (x) through acquisition or possession by a financial intermediary of a certificated security specially endorsed to or issued in the name of the Trustee, or (y) through confirmation by a financial intermediary (not a clearing corporation) of the Trustee's purchase of a certificated security and appropriate identification of its interest in the records of such intermediary, or (z) through the making of appropriate entries to the Trustee's (or its designee's) account on the books of a clearing corporation in accordance with Section 8-320 of the applicable Uniform Commercial Code. Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this Section 5.05(d). All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Trust Accounts shall be deposited in the Collection Account pursuant to
Section 5.05(b)(ii) and distributed on the next Payment Date pursuant to Section 8.04(b).

         (e) Notwithstanding anything to the contrary herein, the Servicer may remit payments on the Contracts and Net Liquidation Proceeds to the Collection Account in next-day funds or immediately available funds no later than ____ a.m., Central time, on the Business Day prior to the next succeeding Payment Date, but only for so long as (a)(i) the short-term certificate of deposit ratings of the Servicer are at least P-1 by Moody's and "A-1" by Standard & Poor's or (ii) the Rating Agency shall have notified the Servicer and the Trustee, in writing, that monthly remittances of collections will not result in reduction or withdrawal of any then outstanding rating of any outstanding Note or Certificate and (b) the Servicer is Harley-Davidson Credit Corp.

         (f) As of the Business Day immediately preceding the related Payment Date, all collections for the related Collection Period with respect to each Contract shall be applied by the Servicer as follows:


                  (i) First, to reimburse any outstanding Advances made by the Servicer with respect to such Contract;


                  (ii) Second, first to interest accrued on such Contract as of such date and then to principal until the Principal Balance of such Contract is brought current; and


                  (iii) Third, to reduce the unpaid late charges or extension fees (if any) as provided in such Contract.


         (g) Any collections on a Contract remaining after application in accordance with the provisions of Section 5.05(f) shall constitute an excess payment (an "EXCESS PAYMENT"). Excess Payments shall be applied as a prepayment of the Principal Balance of such Contract.

         (h) The Servicer will, from time to time as provided herein, be permitted to withdraw from the Collection Account any amount deposited therein that, based on the Servicer's good-faith determination, was deposited in error or required to be repaid to the related Obligor.

         Section 5.06.     Enforcement. (a) The Servicer will, consistent with
Section 5.02, act with respect to the Contracts in such manner as will maximize the receipt of all payments called for under the terms of the Contracts. The Servicer will act in a commercially reasonable manner with respect to the repossession and disposition of a Motorcycle following a default under the related Contract with a view to realizing proceeds at least equal to the Motorcycle's fair market value. If the Servicer determines that eventual payment in full of a Contract is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon that Contract, including repossessing and disposing of the related Motorcycle at a public or private sale or taking other action permitted by applicable law. The Servicer will be entitled to recover all reasonable out-of-pocket expenses incurred by it in liquidating a Contract and disposing of the related Motorcycle.

         (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trustee. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems reasonably necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders.

         (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the defaulted Contract or the related Motorcycle to the person against whom recourse exists at the price set forth in the document creating the recourse; PROVIDED, HOWEVER, the Servicer in exercising recourse against any third persons as described in the immediately preceding sentence shall do so in such manner as to maximize the aggregate recovery with respect to the Contract; and PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing the Servicer in its capacity as such may exercise such recourse only if such Contract was not required to be repurchased by the Seller pursuant to the Transfer and Sale Agreement or was required to be repurchased by the Seller and the Seller has defaulted on such repurchase obligation.

         (d) The Servicer will not permit any rescission or cancellation of any Contract due to the acts or omissions of the Servicer.

         (e) The Servicer may grant to the Obligor on any Contract an extension of payments due under such Contract, PROVIDED that (i) the extension period is limited to 45 days, (ii) the Obligor has been in good standing for the previous twelve-month period, (iii) such extension is consistent with the Servicer's customary servicing procedures and is consistent with Section 5.02, (iv) such extension does not extend the maturity date of the Contract beyond the latest maturity date of any of the Contracts as of the Initial Cutoff Date (or, if a transfer of Subsequent Contracts to the Trust occurs, beyond the latest maturity date of such Subsequent Contracts) and (v) the aggregate Principal Balances of Contracts which have had extensions granted does not exceed more than 3.00% of the aggregate of the Class A Initial Certificate Balance and the Class B Initial Certificate Balance.

         (f) The Servicer will not add to the outstanding Principal Balance of any Contract the premium of any physical damage or other individual insurance on a Motorcycle securing such Contract it obtains on behalf of the Obligor under the terms of such Contract, but may create a separate Obligor obligation with respect to such premium if and as provided by the Contract.

         (g) If the Servicer shall have repossessed a Motorcycle on behalf of the Trust, the Servicer shall either (i) maintain at its expense physical damage insurance with respect to such Motorcycle, or (ii) indemnify the Trust against any damage to such Motorcycle prior to resale or other disposition. The Servicer shall not allow such repossessed Motorcycles to be used in an active trade or business, but rather shall dispose of the Motorcycle in a reasonable time in accordance with the Servicer's normal business practices.

         Section 5.07. Trustee to Cooperate. Upon payment in full on any Contract, the Servicer will notify the Trustee and the Trust Depositor on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.05 have been so deposited) and shall (if the Servicer is not then in possession of the Contracts and Contract Files) request delivery of the Contract and

Contract File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Trust Depositor and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Motorcycle related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds. From time to time as appropriate for servicing and repossession in connection with any Contract, if the Servicer is not then in possession of the Contracts and Contract Files, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem reasonably necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the original Contract and the related Contract File to the Trustee when the need by the Servicer has ceased unless the Contract shall be repurchased as described in
Section 8.09. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in the enforcement of the Certificateholders' rights and remedies with respect to Contracts.

         Section 5.08. Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Motorcycles securing such Contracts when such Contracts are not repurchased pursuant to Section 8.06) and all other fees and expenses not expressly stated hereunder to be for the account of the Trust shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

         Section 5.09. Maintenance of Security Interests in Motorcycles. The Servicer shall take such steps as are necessary to maintain continuous perfection and the first priority of the security interest created by each Contract in the related Motorcycle. The Trustee hereby authorizes the Servicer to take such steps as are necessary to perfect such security interest and to maintain the first priority thereof in the event of a relocation of a Motorcycle or for any other reason.


                                   ARTICLE VI

                                     REPORTS

         Section 6.01. Monthly Reports. No later than 10:00 a.m. Chicago, Illinois time two Business Days following each Determination Date, the Servicer shall cause the Trustee and each Rating Agency to receive a "Monthly Report" substantially in the form of EXHIBIT J hereto.

         Section 6.02. Officer's Certificate. Each Monthly Report delivered pursuant to Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of EXHIBIT F, certifying the accuracy of the Monthly Report and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         Section 6.03. Other Data. In addition, the Trust Depositor and the Servicer shall, on request of the Trustee, Moody's or Standard & Poor's, furnish the Trustee, Moody's or Standard & Poor's, as the case may be, such underlying data as may be reasonably requested.

         Section 6.04.     Annual Report of Accountants.

         (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to the Trust Depositor, to deliver to the Trustee, the Placement Agent and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 1997, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a statement (the "ACCOUNTANT'S REPORT") addressed to the Board of Directors of the Servicer to the Trustee to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit

                  (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances;

                  (2) included an examination of documents and records relating to the servicing of motorcycle conditional sales contracts under pooling and servicing agreements substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement);

                  (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of motorcycle conditional sales contracts; and

                  (4) except as described in the statement, disclosed no exceptions or errors in the records relating to motorcycle loans serviced for others that, in the firm's opinion, generally accepted auditing standards requires such firm to report.

The Accountant's Report shall further state that

                  (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report and

                  (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

         (b) The Accountant's Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         Section 6.05. Annual Statement of Compliance from Servicer. The Servicer will deliver to the Trustee and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 19__, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee.

         Section 6.06. Statements to Certificateholders. (a) On or before two Business Days prior to each Payment Date, the Servicer shall prepare and, concurrently with each distribution to Certificateholders pursuant to Article VIII, the Trustee, in its capacity as Certificate Registrar and Paying Agent, shall cause to be delivered and mailed to each Holder of a Class A Certificate and each Holder of a Class B Certificate at the address appearing on the Certificate Register a statement as of the related Payment Date setting forth:

                  (i) the amount distributed on such date and allocable to principal of the Class A Certificates and the Class B Certificates;

                  (ii) the amount distributed on such date and allocable to interest on the Class A Certificates and the Class B Certificates;

                  (iii) the amount of the Class A and Class B Principal and Interest Carryover Shortfalls, if any, for such Payment Date and the change in the Class A and Class B Principal and Interest Carryover Shortfalls from the immediately preceding Payment Date;

                  (iv) the amount otherwise distributable to the Class B Certificateholders that will be distributed to the Class A Certificateholders on such Payment Date;

                  (v) the amount of the distributions described in (i) or (ii) above payable pursuant to a claim on the Reserve Fund or from any other source not constituting Available Funds and the amount remaining in the Reserve Fund after giving effect to all deposits and withdrawals from the Reserve Fund on such date;

                  (vi) the amount of any Special Distribution to be made on such Payment Date;

                  (vii) for each Payment Date during the Funding Period, the remaining Pre-Funded Amount;

                  (viii) for each Payment Date to and including the Payment Date immediately following the end of the Funding Period, the Principal Balance and number of Subsequent Contracts conveyed to the Trust during the related Due Period;

                  (ix) the remaining Class A Certificate Balance and Class B Certificate Balance after giving effect to the distribution of principal (and Special Distribution, if any) to be made on such Payment Date;

                  (x) the Pool Balance as of the close of business on the last day of the related Due Period;

                  (xi) the Class A Pool Factor and the Class B Pool Factor immediately before and immediately after such Payment Date;

                  (xii) the amount of fees payable out of the Trust, separately identifying the Monthly Servicing Fee and the Trustee Fee;

                  (xiii) the number and aggregate Principal Balance of Contracts delinquent 31-59 days, 60-89 days and 90 or more days, computed as of the end of the related Due Period;

                  (xiv) the number and aggregate Principal Balance of Contracts that became Liquidated Contracts during the immediately preceding Due Period, the amount of liquidation proceeds for such Due Period, the amount of liquidation expenses being deducted from liquidation proceeds for such Due Period, and the Net Liquidation Proceeds for such Due Period;

                  (xv) the Loss Ratio, Average Loss Ratio, Cumulative Loss Ratio, Default Ratio, Average Default Ratio, Delinquency Ratio and Average Delinquency Ratio each as of such Payment Date;

                  (xvi) the number of Contracts and the aggregate Principal Balance of such Contracts, as of the first day of the Due Period relating to such Payment Date and as of the end of such Payment Date (after giving effect to payments received during such Due Period and to any transfers of Subsequent Contracts to the Trust occurring on or prior to such Payment Date);

                  (xvii) the aggregate Principal Balance and number of Contracts that were repurchased by the Seller pursuant to Section 8.06 with respect to the related Due Period, identifying such Contracts and the Repurchase Price for such Contracts; and

                  (xix) such other customary factual information as is available to the Servicer as the Servicer deems necessary and can reasonably obtain from its existing data base to enable Certificateholders to prepare their tax returns.

         (b) Within 75 days after the end of each calendar year, the Servicer shall prepare and the Certificate Registrar shall mail to each Certificateholder of record at any time during such year a report as to the aggregate amounts reported pursuant to subsections (a)(i), (ii) and (xii) of this Section 6.06, attributable to such Certificateholder.

                                   ARTICLE VII

                       SERVICER DEFAULTS; SERVICE TRANSFER

         SECTION 7.01. SERVICER DEFAULTS. "SERVICER DEFAULT" means the occurrence of any of the following:

                  (a) Any failure by the Servicer (i) to make any payment or deposit required to be made hereunder or (ii) to direct the Trustee to make any payment or distribution required to be made hereunder and the continuance of such failure for a period of five (5) Business Days after receipt of written notice from the Trustee or discovery by the Servicer thereof;

                  (b) Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement set forth herein (other than a covenant or agreement, the breach of which is specifically addressed elsewhere in this Agreement) which (i) materially and adversely affects the rights of the Certificateholders and (ii) continues unremedied for thirty (30) days after receipt of written notice from the Trustee or by Certificateholders with aggregate Fractional Interests representing 25% or more of the Trust;;

                  (c) Any assignment by the Servicer of its duties or rights hereunder or under the Transfer and Sale Agreement (or under any Subsequent Purchase Agreement or Subsequent Transfer Agreement), except as specifically permitted hereunder or thereunder, or any attempt to make such an assignment;

                  (d) An involuntary case under any applicable bankruptcy, insolvency or other similar law shall have been commenced in respect of the Servicer and shall not have been dismissed within 90 days, or a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of either the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, or for any substantial liquidation or winding up of its affairs;

                  (e) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

                  (f) Any failure by the Servicer to deliver to the Trustee the Monthly Report pursuant to the terms of this Agreement which remains uncured for five Business Days after the date which such failure commences;

                  (g) Any representation, warranty or statement of the Servicer made in this Agreement, in any Subsequent Transfer Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days after written notice thereof shall have been given to the Servicer by either the Trustee or by the Certificateholders with aggregate Fractional Interests representing 25% or more of the Trust, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

         Section 7.02. WAIVER OF SERVICER DEFAULT. Certificateholders with aggregate Fractional Interests representing more than 50% or more of the Trust, may, by written notice delivered to the parties hereto, waive any Servicer Default other than a Servicer Default described in SECTION 8.01(a).

         Section 7.03. Service Transfer. (a) If a Servicer Default has occurred and is continuing, (x) Certificateholders with aggregate Fractional Interests representing more than 50% or more of the Trust or (y) the Trustee may, by written notice delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions (such termination being herein called a "SERVICE TRANSFER").

         (b) Upon receipt of the notice required by Section 7.03(a) (or, if later, on a date designated therein), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in the [ ] (the "SUCCESSOR SERVICER") pursuant to and under this Section 7.03; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Service Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee for performing the obligations of the Servicer.

         SECTION 7.04. SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER. On and after a Service Transfer pursuant to SECTION 8.03, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; PROVIDED, HOWEVER, that [(i) the Successor Servicer will not assume any obligations of the Servicer described in SECTION 8.03 and (ii)] the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding the above, if the Successor Servicer is legally unable or unwilling to act as Servicer, it may appoint or petition a court of competent jurisdiction to appoint an established financial institution (x) having a net worth of not less than $100,00,000 as of the last day of the most recent fiscal quarter for such institution and (y) whose regular business shall include the servicing of automobile receivables, act as Servicer. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the Monthly Servicing Fee. The Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder.

         Section 7.05. Notification to Certificateholders. (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustee, the Trust Depositor, the Back-up Servicer and each Rating Agency at the addresses described in Section 12.09 hereof and to the Certificateholders at their respective addresses appearing on the Certificate Register.

         (b) Within 10 days following any termination or appointment of a Back-up Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to each Rating Agency and the Trust Depositor at the addresses described in Section 12.09 hereof, and to the Certificateholders at their respective addresses appearing on the Certificate Register.

         Section 7.06. Effect of Transfer. (a) After a Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to Section [___] shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

         (b) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Seller pursuant to Article X and Section 11.06), other than those relating to the management, administration, servicing, custody or collection of the Contracts.

         Section 7.07.  Database File. The Servicer will provide the
Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) the Subsequent Cutoff Date, (iii) thereafter, as of the last day of the preceding Due Period on each Determination Date prior to a Servicer Default and (iv) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

         Section 7.08. Successor Servicer Indemnification. The Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in Section 3.02 hereof. The indemnification provided by this Section 7.07 shall survive the termination of this Agreement.


         Section 7.09. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

         The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable loan information.

         The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Depositor or the Trustee or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

         Section 7.10.  LIMITATION OF LIABILITY OF SERVICER.

         (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Trustee or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.


         (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Transaction Documents and the rights and duties of the parties to the Transaction Documents and the interests of the Certificateholders. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer and the Servicer will not be entitled to be reimbursed therefor.

         Section 7.11. MERGER OR CONSOLIDATION OF SERVICER. Any Person into which the Servicer may be merged or consolidated, or any corporation, or other entity resulting from any merger conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (which Person assumes the obligations of the Servicer), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall give prior written notice of any such merger or consolidation to which it is a party to the Issuer, the Indenture Trustee and the Rating Agencies.

         Section 7.12. SERVICER NOT TO RESIGN. Subject to the provisions of
SECTION 8.03, Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Servicer shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and rights of the predecessor Servicer in accordance with SECTION 8.04.

         Section 7.13.  APPOINTMENT OF SUBSERVICER. So long as
Harley-Davidson Credit Corp. acts as the Servicer, the Servicer may at any time without notice or consent subcontract substantially all its duties under this Agreement to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by Aon Corporation. The Servicer may at any time perform specific duties as servicer under this Agreement through other subcontractors; PROVIDED, HOWEVER, that no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto.
                                  ARTICLE VIII

                            PAYMENTS AND RESERVE FUND

         SECTION 8.01. MONTHLY PAYMENTS. (a) Each Certificateholder as of the related Record Date shall be paid on the next succeeding Payment Date by check mailed to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register or by wire transfer if such Certificateholder provides written instructions to the Trustee at least ten days prior to such Payment Date.

         (b) The Trustee shall serve as the paying agent hereunder (the "PAYING AGENT") and shall make the payments to the Certificateholders required hereunder. The Trustee hereby agrees that all amounts held by it for payment hereunder will be held in trust for the benefit of the Certificateholders.

         SECTION 8.02. FEES. The Trustee shall be paid the Trustee's Fee and the Servicer shall be paid the Monthly Servicing Fee, each of which shall be paid solely from the monies and in accordance with the priorities described in
Section 8.04(b). No recourse may be had to the Seller, Trust Depositor, Trustee, Servicer, or any of their respective Affiliates in the event that amounts available under Section 8.04(b) are insufficient for payment of the Trustee Fee and the Monthly Servicing Fee.

         Section 8.03. Advances; Realization of Carrying Charge. (a) On each Determination Date, the Servicer shall compute the amount of Delinquent Interest, if any, on the Contracts for the immediately preceding Due Period. Not later than each Determination Date, the Servicer shall advance (each, an "ADVANCE") such Delinquent Interest by depositing the aggregate amount of such Delinquent Interest in the Collection Account, PROVIDED, HOWEVER, that the Servicer shall be obligated to advance Delinquent Interest only to the extent that the Servicer, in its sole discretion, expects that such Advance will not become an Uncollectible Advance. The Servicer shall indicate on each Monthly Report (i) the amount of Delinquent Interest, if any, on the Contracts for the related Due Period and (ii) the amount of the Advance, if any, made by the Servicer in respect of such Delinquent Interest pursuant to this Section 8.03. If the amount of such Advance is less than the amount of the Delinquent Interest, the relevant Monthly Report shall be accompanied by a certificate of a Servicing Officer setting forth in reasonable detail the basis for the determination by the Servicer that the portion of the Delinquent Interest not advanced would become an Uncollectible Advance. By each Determination Date, the Servicer shall determine the amount of prior unreimbursed Advances for which it desires to be reimbursed pursuant to the provisions of Section 8.03 (such amount, the "REIMBURSEMENT AMOUNT"). The Servicer shall be entitled to be reimbursed for any outstanding Advance with respect to a Contract by means of a first priority withdrawal from the Collection Account of such Reimbursement Amount as provided in Section 8.04(b)(i).

         (b) The Servicer shall determine no later than 12:00 noon, New York City time, on the second Business Day prior to a Payment Date the Carrying Charges in respect of the upcoming Payment Date. To the extent of such amount, the Trustee shall, pursuant to the Deposit Agreement, make demand upon the Trust Depositor for payment of the Carrying Charges, to be satisfied from (and solely to the extent of) the amount then on deposit in the Interest Reserve Account. Such demand shall be effected by giving the notice to the Collateral Agent described in Section 3.03 of the Security Agreement. Amounts realized from such demand shall be deposited immediately into the Collection Account as contemplated in Section 5.05(b)(vi) hereof.

         Section 8.04.  Payments. (a) On each Determination Date, the
Servicer shall determine the amount of the Available Funds for the related Payment Date and shall calculate the Available Interest, the Available Principal, the Class A Distributable Amount, the Class B Distributable Amount, and all other distributions to be made on the related Payment Date.

         (b) On each Payment Date, the Trustee will, based on the information in the Monthly Report, distribute as a Special Distribution from the Special Distribution Subaccount (a) to the Holders of the Class A Certificateholders, pro rata, in an amount equal to the Class A Percentage multiplied by the amount in the Special Distribution Subaccount and (b) to the Class B Certificateholders, pro rata, in an amount equal to the Class B Percentage multiplied by the amount in the Special Distribution Subaccount, and shall also distribute the following amounts in the following order of priority:

                  (i) from Available Funds, the Reimbursement Amount to the Servicer;

                  (ii) from Available Interest, the Servicing Fee for the related Due Period to the Servicer;

                  (iii) from Available Interest, the Trustee's Fee for the related Due Period to the Trustee;

                  (iv) to the Class A Certificateholders of record, from Available Interest, an amount equal to the Class A Interest Distributable Amount for such Payment Date and, if such Available Interest is insufficient, the Class A Certificateholders will receive such shortfall first, from the Class B Percentage of Available Principal and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund;

                  (v) to the Class B Certificateholders of record, from Available Interest, an amount equal to the Class B Interest Distributable Amount for such Payment Date and, if such Available Interest is insufficient, the Class B Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund;

                  (vi) to the Class A Certificateholders of record, from Available Principal, an amount equal to the Class A Principal Distributable Amount for such Payment Date and, if such Available Principal is insufficient, the Class A Certificateholders will receive such shortfall first, from Available Interest, and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund;

                  (vii) to the Class B Certificateholders of record, from Available Principal, an amount equal to the Class B Principal Distributable Amount for such Payment Date and, if such Available Principal is insufficient, the Class B Certificateholders will receive such shortfall first, from Available Interest, and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund; and

                  (viii) any remaining Available Funds after the payments described in clauses (i) through (vii) above shall be paid to the Reserve Agent for deposit in the Reserve Fund.

         Any monies intended for the payment of Class A Distributable Amounts or Class B Distributable Amounts but which remain unclaimed by Certificateholders for a period of two years after the Final Scheduled Payment Date shall, upon the written request of the Trust Depositor, be paid to the Trust Depositor, and such Certificateholders shall thereafter look only to the Trust Depositor for payment, and then only to the extent of the amounts so received without interest thereon; PROVIDED, HOWEVER, that within thirty days prior to the expiration of the two-year period mentioned above, the Trustee, before being required to make any such repayment, may, at the expense of the Trust Depositor, cause to be published in a financial journal a notice that after a date named therein said monies will be returned to the Trust Depositor.

         Section 8.05.  Withdrawal from Reserve Fund to Cover a Shortfall.
The Trustee shall determine no later than 10:00 a.m., Chicago, Illinois time, on the Payment Date (but after making, and taking into account, the determination, demand and transfer of funds contemplated in Section 8.03(b) above) whether there exists a Shortfall with respect to the upcoming Payment Date. In the event that the Trustee determines that there exists a Shortfall, the Trustee shall furnish to the Reserve Agent no later than 12:00 noon, Chicago, Illinois time, on such Payment Date a written notice specifying the Shortfall for such Payment Date and directing the Reserve Agent to remit monies in respect of such Shortfall (to the extent of funds available to be so distributed pursuant to the Reserve Fund Agreement) to the Trustee for deposit in the Collection Account. Upon receipt of any such funds the Trustee shall deposit such amounts into the Collection Account.

         Section 8.06.  Repurchases of Contracts for Breach of
Representations and Warranties. Upon a discovery by the Servicer, the Trust Depositor or the Trustee of a breach of a representation or warranty of the Seller as set forth in EXHIBIT K hereto or as made in any

Subsequent Purchase Agreement relating to Subsequent Contracts that materially adversely affects the Trust's interest in such Contract (without regard to the benefits of the Reserve Fund), the party discovering the breach shall give prompt written notice to the other parties PROVIDED, that the Trustee shall have no duty or obligation to inquire or to investigate the breach by the Seller of any of such representations or warranties. The Seller, as provided in the Transfer and Sale Agreement and in accordance with this Section 8.06, shall repurchase a Contract at its Repurchase Price, two Business Days prior to the first Determination Date after the Seller becomes aware, or should have become aware, or receives written notice from the Trustee, the Servicer or the Trust Depositor of any breach of a representation or warranty of the Seller set forth in Article III of the Transfer and Sale Agreement that materially adversely affects such Contract or the Trust's interest in such Contract and which breach has not been cured; PROVIDED, HOWEVER, that with respect to any Contract incorrectly described on the List of Contracts with respect to unpaid Principal Balance which the Seller would otherwise be required to repurchase under the Transfer and Sale Agreement, the Seller may, in lieu of repurchasing such Contract, deposit in the Collection Account not later than one Business Day after such Determination Date cash in an amount sufficient to cure such deficiency or discrepancy, and PROVIDED FURTHER that with respect to a breach of representation or warranty relating to the Contracts in the aggregate and not to any particular Contract the Seller may select Contracts (without adverse selection) to repurchase such that had such Contracts not been included as part of the Trust Corpus there would have been no breach of such representation or warranty; PROVIDED FURTHER that (a) the failure of a Contract File to be complete or of the original certificate of title and evidence of recordation of such certificate to be included in the Contract File as of 180 days after the Closing Date (or Subsequent Transfer Date, in the case of Subsequent Contracts) or (b) the failure to maintain perfection of the security interest in the Motorcycle securing a Contract in accordance with Section 5.09, shall be deemed to be a breach materially and adversely affecting the Trust's interest in the Contract or in the related Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Seller under the Transfer and Sale Agreement and described in this Section 8.06 shall not terminate or be deemed released by any party hereto upon a Service Transfer pursuant to Article VII. The repurchase obligation described in this Section 8.06 is in no way to be satisfied with monies in the Reserve Fund.

         Section 8.07. Reassignment of Repurchased Contracts. Upon receipt by the Trustee for deposit in the Collection Account of the Repurchase Price as described in Section 8.06 or Section 8.08, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Trustee shall assign to the Seller all of the Trust's right, title and interest in the repurchased Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee.

         Section 8.08.  Seller's Repurchase Option. As provided in the
Transfer and Sale Agreement, on written notice to the Trustee at least 20 days prior to a Payment Date, and provided that aggregate of the Class A Certificate Balance and Class B Certificate Balance is then less than 10% of the Class A Initial Certificate Balance and Class B Initial Certificate Balance, and provided a valuation letter is delivered as required in Section 5.02 of the Transfer and Sale Agreement, the Seller may (but is not required to) repurchase on that Payment Date all outstanding Contracts at a price equal to the aggregate of the Class A and Class B Certificate Balance on the previous Payment Date plus the aggregate of the Class A Interest Distributable Amount and the Class B Interest Distributable Amount for the current Payment Date thereon, the Reimbursement Amount (if any) as well as accrued and unpaid Monthly Servicing Fees and Trustee Fees to the date of such repurchase. Such price is to be deposited in the Collection Account one Business Day before such Payment Date, against the Trustee's release of the Contracts and the Contract Files to the Seller in the manner described in
Section 8.07 above.

                                   ARTICLE IX

                                THE CERTIFICATES

         Section 9.01.  The Certificates. The Class A Certificates and the
Class B Certificates shall be substantially in the form of Exhibit A-1 and Exhibit A-2, respectively. The Certificates shall be issued in fully registered form in minimum denominations of $[ ] and integral multiples of $[ ] in excess thereof, except that one Class A Certificate and one Class B Certificate may be issued in a denomination representing the remainder of the Class A Certificate Balance or Class B Certificate Balance, as applicable. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be validly issued and entitled to the benefit of this Agreement, notwithstanding the fact that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         Section 9.02. Authentication of Certificates. Concurrently with the conveyance of the Contracts to the Trust, the Trustee shall cause the Certificates to be executed on behalf of the Trust by an authorized Trust officer, and authenticated and delivered to or upon the written order of the Trust Depositor, without further corporate action by the Trust Depositor, in authorized denominations. No Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication, executed by the Trustee by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 9.03.  Registration of Transfer and Exchange. (a) The
Trustee shall cause to be kept a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfers of Certificates. The Trustee shall be the initial "CERTIFICATE REGISTRAR" for the purpose of registering Certificates and transfers of Certificates as herein provided. Upon the resignation of any Certificate Registrar, the Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

         If a Person other than the Trustee is appointed as Certificate Registrar, the Trustee shall give prompt written notice of the appointment of such Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Trustee shall have the right to inspect the Certificate Register at all reasonable times, to obtain copies thereof and to rely conclusively upon a certificate executed on behalf of the Certificate Registrar by an authorized officer thereof as to the names and addresses of the Certificateholders and the principal amounts and number of the Certificates.

         Upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee to be maintained as provided in Section 6.08, the Trustee shall execute, authenticate and deliver to the designated transferee or transferees, one or more new Certificates in any authorized denominations of a like aggregate principal amount.

         At the option of the Certificateholder, Certificates may be exchanged for other Certificates in any authorized denominations of a like aggregate principal amount. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver to the Certificateholder the Certificates that the Certificateholder making the exchange is entitled to receive.

         All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Trust, evidencing the same interest in the Trust and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

         (b) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the holder thereof or such holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in [________] or the city in which the Corporate Trust Office is located or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

         (c) No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

         SECTION 9.04.   CERTAIN TRANSFER RESTRICTIONS. [RESERVED]

         Section 9.05.  Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such

Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership of a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 9.06. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 8.04 and for all other purposes whatsoever, and neither the Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         Section 9.07. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish to the Trustee, the Trust Depositor and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee or the Certificateholder in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Class A Certificateholders or Class B Certificateholders with aggregate Fractional Interests representing 25% or more of the Class A Certificate Balance or Class B Certificate Balance, respectively, (hereinafter referred to as "APPLICANTS") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that none of the Trust Depositor, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders

         Section 9.08. Book-Entry Certificates. Unless the Holder thereof requests that Class A Certificates be delivered in definitive, fully registered form ("DEFINITIVE CERTIFICATES"), the Class A Certificates, upon original issuance, will be issued in the form of one or more typewritten Certificates representing Book-Entry Certificates, to be delivered to the Depository Trust Company, the initial Clearing Agency, by or on behalf of the Trust. The Book-Entry Certificates shall be registered initially on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency. With respect to the Book-Entry
Certificates:

         (1) the provisions of this Section shall be in full force and effect;

         (2) the Depositor, the Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the sole Holder of such Book-Entry Certificates and shall have no obligation to the related Certificate Owner;

         (3) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

         (4) the rights of such Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Depository Agreement. The initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

         (5) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates and has delivered such instructions in writing to the Trustee.

Neither the Trustee nor the Certificate Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Certificate an interest in which is transferable through the facilities of the Depository.

         Section 9.09. Notices to Clearing Agency. Whenever a notice or other communication to Holders of the Book-Entry Certificates is required under this Agreement, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of Certificates to the Clearing Agency.


                                    ARTICLE X

                                   INDEMNITIES

         Section 10.01. Servicer Indemnification. The Servicer agrees to defend and indemnify the Trust, the Trustee the Paying Agent, the Certificateholders and any agents of the Trustee,


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

and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, and shall also assume the obligations of the Trust Depositor to pay expenses and costs incurred pursuant to the terms of the Security Agreement (which expenses and costs shall not be borne by the Collateral as defined therein), including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from this Agreement or any of the related Transaction Documents, or the use, ownership or operation of any Motorcycle by the Servicer or any Affiliate of the Servicer. Notwithstanding any other provision of this Agreement, the obligation of the Servicer described in this Section 10.01 shall not terminate or be deemed released upon a Service Transfer pursuant to Article VII and shall survive any termination of this Agreement.

         Section 10.02. Liabilities to Obligors. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trust or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust and the Certificateholders expressly disclaim any such assumption.

         Section 10.03. Tax Indemnification. As provided in the Transfer and Sale Agreement, the Seller has agreed to pay, and to indemnify, defend and hold harmless the Trust, the Trustee and the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Trust Depositor, the Seller or the original Servicer under this Agreement or imposed against the Trust, a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Seller described in this Section 10.03 shall not terminate or be deemed released upon a Service Transfer pursuant to Article VII and shall survive any termination of this Agreement.

         Section 10.04. Servicer's Indemnities. The Servicer shall defend and indemnify the Trust, the Trustee and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken by such Servicer with respect to any Contract. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Seller of, any such Contract and shall survive any termination of this Agreement.

         Section 10.05. Operation of Indemnities. Indemnification under this
Article X shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments to the Trustee pursuant to this Article X and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Servicer, without interest.


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                                   ARTICLE XI

                                   THE TRUSTEE

         Section 11.01. Duties of Trustee. The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement and shall promptly notify the Servicer and each Certificateholder of any failure of any of the foregoing to so conform.

         Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act (including actions or omissions within its control resulting in the failure of Certificateholders to receive timely payment of either the Class A Distributable Amount or the Class B Distributable Amount) or its own misconduct; PROVIDED, HOWEVER, that:

                  (a) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (b) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders with aggregate Fractional Interests representing 25% or more of the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and


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

                  (d) The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Seller, the Trust Depositor, the Servicer or the Certificateholders with aggregate Fractional Interests representing 25% or more of the Trust.

         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Seller, the Trust Depositor or the Servicer under this Agreement.

         Without limiting the generality of this Section 11.01, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Motorcycles or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Motorcycles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Motorcycles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Contract Files under this Agreement.

         SECTION 11.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 11.01 and provided the Paying Agent shall also benefit from the provisions of this Section 11.02:

         (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


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

         (b) The Trustee may consult with counsel and any opinion of any counsel for the Seller, the Trust Depositor or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such opinion of counsel;

         (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) Prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders with aggregate Fractional Interests representing 25% or more of the Trust; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

         (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or co-trustees or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or co-trustees or custodians if appointed by it with due care hereunder; PROVIDED, HOWEVER, if the Servicer is acting as custodian, the Servicer is deemed by all parties to have been appointed with due care.


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

         Section 11.03. Trustee Not Liable for Certificates or Contracts. The Trustee assumes no responsibility for the correctness of the recitals contained herein or in the Certificates (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Trust or of the Certificates (other than its execution thereof) or of any Contract, Contract File or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Trust Depositor of funds paid to the Trust Depositor in consideration of conveyance of the Contracts to the Trust by the Trust Depositor or deposited in or withdrawn from the Collection Account by the Servicer.

         Section 11.04. Trustee May Own Certificates. The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Trust with the same rights as it would have if it were not Trustee.

         Section 11.05. RIGHTS TO DIRECT TRUSTEE AND TO WAIVE SERVICER DEFAULTS. Certificateholders with aggregate Fractional Interests representing 25% or more of the Trust shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee under this Agreement or any Transaction Document assigned to the Trustee, or exercising any trust or power conferred on the Trustee under this Agreement or any Transaction Document assigned to the Trustee; PROVIDED, HOWEVER, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve the Trustee in personal liability or (in the case of directions by the Certificateholders) be unduly prejudicial to the rights of Certificateholders not parties to such direction; and PROVIDED FURTHER that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders. Certificateholders with aggregate Fractional Interests representing 51% or more of the Trust may waive any past Servicer Default hereunder and its consequences, and upon any such waiver, such Servicer Default shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereon. The Trustee shall have no liability for acting upon the direction of the Certificateholders.

         Section 11.06. The Servicer to Pay Trustee's Expenses. The Servicer agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         This Section 11.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent, and Certificate Registrar hereunder, and shall not terminate or be deemed released


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

upon a Service Transfer pursuant to Article VII and shall survive the termination of this Agreement.

         Section 11.07. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term Unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by Federal or state authority, PROVIDED that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.

         Section 11.08. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer with a copy to the Trust Depositor, the Seller, and the Certificateholders. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Trust Depositor, the Seller, and the Certificateholders and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Servicer shall have removed the Trustee under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor Trustee by written instrument one copy of which instrument shall be delivered to the Trustee so removed, the Trust Depositor and the Seller and one copy to the successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.09.

         Any resigning or removed Trustee shall be entitled to payment of all Trustee's Fees earned and reimbursement for all expenses incurred by it up to the date of resignation. All indemnification obligations of the Servicer and the Seller shall survive such resignation or removal.

         Section 11.09. Successor Trustee. Any successor Trustee appointed as provided in Section 11.08 shall execute, acknowledge and deliver to the Servicer, the Trust Depositor and to its predecessor Trustee, with a copy to the Certificateholders, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Contracts and the Contract Files (if any such Contracts and Contract Files are in the Trustee's possession) and any related documents and statements held by it hereunder; and, if the Contracts are then held by a custodian pursuant to a custodial agreement, the predecessor Trustee and the custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Trust Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 11.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.07.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 11.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to each Rating Agency and to each Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         Section 11.10. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Upon such occasion, the Servicer shall cause notice thereof to be mailed to each Rating Agency and each Certificateholder. If the Servicer fails to mail such notice within ten days after such succession, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer with a copy to each Certificateholder.

         Section 11.11. Tax Returns.

         (a) The Servicer, on behalf of the Trust, shall request that the Trustee furnish the Servicer with all such information in the Trustee's possession as may be reasonably required in connection with the preparation of all tax returns of the Trust and the Trustee shall, upon such request, furnish such information and execute such returns; and

         (b) As directed by the Servicer in writing, the Trustee shall take all action specified in such writing relating to (i) certain withholding requirements applicable to non-U.S. persons; (ii) backup withholding requirements; and (iii) certain taxpayer certification requirements relating to clauses (i) and (ii) above.

         Section 11.12. Obligor Claims. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Contracts based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Contracts, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. Section 433) as amended from time to time:

                  (a) The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any seller of Motorcycles, in the arrangement, origination or making of Contracts. The Trustee is the holder of the Contracts only as trustee on behalf of the Certificateholders, and not as a principal or in any individual or personal capacity;

                  (b) The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders for any offset defense amounts applied against Contract payments pursuant to such legal actions;

                  (c) The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions; and

                  (d) The Servicer has agreed to indemnify, hold harmless and defend the Trustee and Certificateholders from and against any and all liability, loss, costs and expenses of the Trustee and Certificateholders resulting from any affirmative claims for recovery asserted or collected by Obligors under the Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Servicer described in this Section 11.12(d) shall not terminate or be deemed released upon a Service Transfer pursuant to Article VII and shall survive termination of this Agreement.

         Section 11.13. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Trust, the Contracts or the Obligors, the Servicer and Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case a Servicer Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.07 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.09 hereof; PROVIDED, HOWEVER, that notice of appointment of any co-trustee or separate trustee shall be provided to Moody's, and any co-trustee or separate trustee shall have a long-term debt rating from Moody's of Baa3 or higher.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article XI. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 11.14. Representations and Warranties of Trustee. The Trustee, solely in its capacity as Trustee, makes the following representations and warranties:

                  (a) The Trustee is duly organized and validly existing as a _________________ in good standing under the laws of the [State of
         __________], with trust powers and with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

                  (b) The Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement has been duly authorized by the Trustee by all necessary corporate action.

                  (c) This Agreement constitutes a legal, valid, and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (d) The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Trustee or any indenture, agreement, or other instrument to which the Trustee is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to the Trustee of any court or of any Federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Trustee or its properties.

                  (e) There are no proceedings or investigations pending or, to the best knowledge of the Trustee, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Trustee or its properties
         (i) asserting the invalidity of this Agreement, or (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement.

                  (f) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under this Agreement.

                  (g) The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement, the Trust Corpus or the Certificates, it shall not be accountable for the Trust Depositor's use of the proceeds from the Certificates, and it shall not be responsible for any statement of the Trust Depositor in the Agreement or in any document issued in connection with the sale of the Certificates or in the Certificates other than the Trustee's certificate of authentication.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.01. Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel for the Servicer to such effect delivered to the Trustee. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.03.

         Section 12.02. Prohibited Transactions with Respect to the Trust. Neither the Servicer nor the Trust Depositor shall:

                  (a) Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

                  (b) Purchase any Certificates in an agency or trustee capacity; or

                  (c) Except as provided herein, lend any money to the Trust.

         Section 12.03. Maintenance of Office or Agency. The Trustee shall maintain an office or agency in Chicago, Illinois where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at the address set forth in Section 12.09. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 12.04. Termination. This Agreement shall terminate (after distribution of all Class A Distributable Amounts and Class B Distributable Amounts due to Certificateholders pursuant to Sections 8.01 and 8.04) on the Payment Date on which the Class A Certificate Balance and Class B Certificate Balance is reduced to zero; PROVIDED, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and PROVIDED, FURTHER, that the Servicer's and the Trust Depositor's representations and warranties and the indemnities by the Seller and Servicer shall survive termination. Upon such termination, the Trustee shall provide each Rating Agency written notice of such termination. Additionally, upon such termination any amounts remaining in the Collection Account after distribution of all amounts payable to the Certificateholders in respect of Class A Distributable Amounts and Class B Distributable Amounts and payment of all other amounts owed to the Certificateholders shall be paid to the Seller.

         Section 12.05. Acts of Certificateholders. (a) Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Certificateholders with aggregate Fractional Interests representing 51% or more of the Trust.

         (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer, the Trust Depositor and the Seller if made in the manner provided in this Section 12.05.

         (c) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (d) The ownership of Certificates shall be proved by the Certificate Register, absent manifest error.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Trust Depositor in reliance thereon, whether or not notation of such action is made upon such security.

         (f) The Trustee may require such additional proof of any matter referred to in this Section 12.05 as it shall deem necessary.

         Section 12.06. Calculations. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year comprised of twelve 30-day months and will be carried out to at least three decimal places.

         Section 12.07. Assignment or Delegation by Trust Depositor. Except as specifically authorized hereunder, the Trust Depositor may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of 100% of the Class A Certificateholders and the Class B Certificateholders, and any attempt to do so without such consent shall be void.

         Section 12.08. Amendment. (a) This Agreement may be amended from time to time by the Servicer, the Trust Depositor and the Trustee, without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an opinion of Counsel for the Trust Depositor, adversely affect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Servicer, the Trust Depositor and the Trustee, with the consent of Certificateholders with aggregate Fractional Interests representing 66-2/3% or more of each Class voting as a separate Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; and any Servicer Default may be waived by the Certificateholders with aggregate Fractional Interests representing 51% of the Trust; PROVIDED, HOWEVER, that no such amendment or waiver described above shall
(a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Certificate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding. Notwithstanding anything to the contrary contained herein, the Depositor may, from time to time after the date of this Agreement, request each Rating Agency to approve a formula for determining the Reserve Fund Requisite

Amount that is different from that on the Closing Date and would result in a decrease in the Reserve Fund Requisite Amount or the manner by which the Reserve Fund is funded. In the event each Rating Agency delivers a letter to the Trustee to the effect that the use of any such new formulation will not result in a qualification, reduction or withdrawal of its then-current rating of the Class A Certificates and the Class B Certificates, then either the Reserve Fund Requisite Amount will be determined in accordance with such new formula or the manner by which the Reserve Fund is funded will be modified.

         (c) Promptly after the execution of any amendment or consent pursuant to this Section 12.08, the Trustee shall furnish written notification of the substance of such amendment and a copy of such amendment to each Certificateholder, and to each Rating Agency.

         (d) It shall not be necessary for the consent of Certificateholders under this Section 12.08 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (e) The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (f) In connection with any amendment pursuant to this Section 12.08, the Trustee shall be entitled to receive an opinion of counsel to the Servicer and acceptable to the Trustee to the effect that such amendment is authorized or permitted by this Agreement.

         (g) Upon the execution of any amendment or consent pursuant to this
Section 12.08, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Certificates theretofore or thereafter issued hereunder shall be bound thereby.

         Section 12.09. Notices. All communications and notices pursuant hereto to the Servicer, the Trust Depositor, the Servicer, the Trustee, the Seller, Standard & Poor's, Moody's and the Placement Agent shall be in writing and delivered or mailed to it at the appropriate following address:

  If to the Servicer:            Harley-Davidson Credit Corp.
                                 150 South Wacker Drive
                                 Chicago, Illinois  60606
                                 Attention: [                 ]

  If to the Trust Depositor:     Harley-Davidson Customer Funding Corp.
                                 4150 Technology Way
                                 Carson City, Nevada 89706
                                 Attention:  President

  If to the Trustee:             __________________
                                 __________________
                                 __________________

  If to the Seller:              Harley-Davidson Credit Corp.
                                 4150 Technology Way
                                 Carson City, Nevada 89706
                                 Attention: [                 ]

  If to Moody's:                 Moody's Investors Service
                                 99 Church Street
                                 New York, New York 10007
                                 Attention: ABS Monitoring Department

  If to Standard & Poor's:       Standard & Poor's Ratings Services, a
                                  division of The McGraw Hill Company,
                                 25 Broadway
                                 New York, New York 10004
                                 Attention: Asset Backed Securities Surveillance

  If to the Placement Agent      [                   ]

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

         All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

         Section 12.10. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.
         Section 12.11. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 12.12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

         Section 12.13. No Insolvency Petition. The Trustee and the Servicer hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of the Certificates, they will not institute against, or join with any other Person in instituting against the Trust Depositor or the Trust any involuntary insolvency proceedings under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or requesting the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official), or for the substantial liquidation of their respective affairs. This
Section 12.13 shall survive the termination of this Agreement.

         Section 12.14. Third Party Beneficiary. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Article XII, no other Person shall have any right or obligation hereunder.

         Section 12.15. No Additional Securities. Notwithstanding anything to the contrary contained herein, the Trust shall not issue any additional Certificates or issue any other form of securities. Moreover, except as provided for herein during the Funding Period or in Section 5.05(d), the Trust will not purchase, or otherwise obtain any assets after the Closing Date or reinvest amounts received with respect to the assets in the Trust.

         Section 12.16. No Additional Indebtedness by the Trust Depositor. The Trust Depositor hereby covenants that it shall not incur any indebtedness other than indebtedness necessary to meet its obligations under the Transaction Documents or any other similar documentation relating to any future grantor trusts in which the Trust Depositor participates.

         In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     HARLEY-DAVIDSON CUSTOMER FUNDING
                                      CORP., as Trust Depositor

                                     By___________________________________
                                     Name:
                                     Title:



                                     HARLEY-DAVIDSON CREDIT CORP.,
                                       as Servicer

                                     By___________________________________
                                     Name:
                                     Title:


                                     [TRUSTEE]

                                     By___________________________________
                                     Name:
                                     Title:

                                   EXHIBIT A-1

              CERTIFICATE FOR HARLEY-DAVIDSON MOTORCYCLE CONTRACTS

                      Harley-Davidson Motorcycle Trust ___

                           ___.% Certificate, Class A

         This Class A Certificate does not represent an obligation of or an interest in Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. or any affiliate thereof, except to the extent set forth in the Agreement. This Class A Certificate has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred or pledged in the absence of an effective Registration Statement under such Act and laws or unless the conditions set forth in Section 9.02 of the Agreement have been complied with.

         The principal represented by this Class A Certificate is payable in installments, as described herein and in the Agreement. Accordingly, the unpaid Class A Certificate Balance of this Class A Certificate may be less than that set forth below. Anyone acquiring this Class A Certificate may ascertain the current unpaid Class A Certificate Balance represented by this certificate by inquiry of the Trustee.

No. Class A Initial Certificate Principal Balance:$_________ Fractional Interest: ______%

This certifies that ____________________________ is the registered owner of the undivided Fractional Interest represented by the Class A Initial Certificate Principal Balance set forth above in Harley-Davidson Motorcycle Trust _____ (the "TRUST"), which includes among its assets a pool of fixed-rate, simple interest Harley-Davidson motorcycle conditional sales contracts (including, without limitation, all security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date or the related Subsequent Cutoff Date in respect of Subsequent Contracts as described below) (the "CONTRACTS") and rights under the Deposit Agreement described herein. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "AGREEMENT"), dated as of _______________, by and among Harley-Davidson Customer Funding Corp., as trust depositor (the "TRUST DEPOSITOR"), Harley-Davidson Credit Corp., as servicer (in such capacity, the "SERVICER"), and [______________], as Trustee of the Trust (in such capacity, the "TRUSTEE"). This Class A Certificate is one of the Class A Certificates described in the Agreement and is issued, together with the Class B Certificates, pursuant and subject to the Agreement. By acceptance of this Class A Certificate the holder assents to and becomes bound by the Agreement. The Agreement provides that the holder of a Class A Certificate agrees to report the income on the Class A Certificate in a manner consistent with the intended characterization of the Trust as a grantor trust. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement and all Section references, unless otherwise specified, are to Sections of the Agreement.

         It is contemplated by the Transaction Documents that the proceeds from the issuance of the Certificates will be used in their entirety to purchase Contracts, including the Subsequent Contracts. To the extent that proceeds from the Certificates are intended to purchase Subsequent Contracts, those proceeds shall be deposited at Closing in the Pre-Funding Account and will be withdrawn therefrom from time to time during the Funding Period only to purchase Subsequent Contracts. Any funds remaining in the Pre-Funding Account at the end of the Funding Period shall be distributed as a Special Distribution of principal to the Class A Certificateholders in an amount equal to the Class A Percentage multiplied by the amount on deposit in the Special Distribution Account. The Pre-Funding Account and the funds therein are not a part of the Trust but will be held by the Collateral Agent for the benefit of the Trustee pursuant to the Security Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (each, a "PAYMENT DATE") of each calendar month commencing _________, so long as the Agreement has not been terminated, by check from funds drawn from the Collection Account (or in certain instances the Special Distribution Account) to the registered Class A Certificateholder at the address appearing on the Certificate Register (or by wire transfer if the Class A Certificateholder delivers written instructions to the Trustee at least ten days prior to such Payment Date) as of the last Business Day of the immediately preceding calendar month (each such month during the term of the Agreement constituting a "DUE PERIOD"), an amount equal to the Class A Certificateholder's Fractional Interest of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount (as well as, in certain instances, the Fractional Interest of Special Distributions). The final scheduled Payment Date of this Certificate is_________________, which relates to the month following the latest maturity date of the Contracts (including any Subsequent Contracts).

         This Class A Certificate does not represent an obligation of or an interest in the Trust Depositor, the Servicer, the Back-up Servicer or the Trustee and the Trustee in its individual capacity is not personally liable to the Class A Certificateholder for any amounts payable under this Class A Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class A Certificateholder free of charge upon a written request to the Trustee, at its Corporate Trust Department, 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606.

         "CLASS A INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date (other than the first Payment Date), the sum of (i) the product of
(A) one-twelfth (or, with respect to the first Payment Date, a fraction, the numerator of which equals the number of days from and including the Closing Date to but excluding the first Payment Date and the denominator of which equals 360) of the Class A Pass-Through Rate and (B) the Class A Certificate Balance as of the immediately preceding Payment Date (after giving effect to distributions of principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Class A Initial Certificate Balance plus (ii) the Class A Interest Carryover Shortfall for such Payment Date. "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date, the sum of (i) the product of (a) the Class A Percentage and the (b) Monthly Principal for such Payment Date plus (ii) the Class A Principal Carryover Shortfall for such Payment Date. "AVAILABLE INTEREST" means, with respect to any Payment Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period:
(i) all amounts received in respect of interest on the Contracts (as well as Late Payment Penalty Fees and Extension Fees), (ii) the interest component of all Net Liquidation Proceeds, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Seller pursuant to
Section 8.06, (iv) all Advances made by the Servicer pursuant to Section 8.03,
(v) the interest component of all amounts paid by the Seller in connection with an optional repurchase of the Contracts pursuant to Section 8.08, (vi) all amounts received in respect of Carrying Charges transferred from the Interest Reserve Account pursuant to Section 8.03, and (vii) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in the last sentence of Section 5.05(d). "AVAILABLE PRINCIPAL" means, with respect to any Payment Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of principal on the Contracts, (ii) the principal component of all Net Liquidation Proceeds, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Seller pursuant to
Section 8.06, and (iv) the principal component of all amounts paid by the Seller in connection with an optional repurchase of the Contracts pursuant to Section
8.08. "CLASS A INTEREST CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class A Interest Distributable Amount for the preceding Payment Date over the amount of interest that was actually distributed to Class A Certificateholders on such preceding Payment Date, plus (ii) 30 days of interest on the amount specified in clause (i), to the extent permitted by law, at the Class A Pass-Through Rate. "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class A Principal Distributable Amount over (ii) the amount of principal that was actually distributed to Class A Certificateholders on such preceding Payment Date. "PRINCIPAL BALANCE" means (a) with respect to any Contract as of any date, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Initial Cutoff Date or related Subsequent Cutoff Date, as applicable, reduced by the sum of (x) all payments received by the Servicer as of such date allocable to principal and (y) any Cram Down Loss in respect of such Contract; PROVIDED, HOWEVER, that (i) if (x) a Contract is repurchased by the Seller pursuant to Section 5.01 of the Transfer and Sale Agreement and
Section 8.06 because of a breach of representation or warranty or if (y) the Seller gives notice of its intent to purchase the Contracts in connection with an optional termination of the Trust pursuant to Section 5.02 of the Transfer and Sale Agreement and Section 8.08, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the related Determination Date to be zero for the Due Period in which such event occurs and for each Due Period thereafter, (ii) from and after the third Due Period succeeding the final Due Period in which the Obligor is required to make the final scheduled payment on a Contract, the Principal Balance, if any, of such Contract shall be deemed to be zero, and (iii) from and after the Due Period in which a Contract becomes a Liquidated Contract, the Principal Balance of such Contract shall be deemed to be zero; and (b) where the context requires, the aggregate of the Principal Balances described in clause (a) for all such Contracts. "MONTHLY PRINCIPAL" means, as to any Payment Date, the following amount calculated as of the related Determination Date: the difference between (i) the sum of (A) the Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which such Payment Date occurs (or, in the case of the first Payment Date, the Principal Balance of the Contracts as of the Initial Cutoff Date), plus (B) the Pre-Funded Amount on such date (or, in the case of the first Payment Date, the Pre-Funded Amount on the Closing Date) and (ii) the sum of (A) the Principal Balance of the Contracts as of the first day of the Due Period in which such Payment Date occurs, plus (B) the Pre-Funded Amount on such day, plus
(C) the amount of any Special Distribution occurring from the day referred to in clause (i)(A) above to the day referred to in clause (ii)(A) above; provided, that on the Final Scheduled Payment Date, Monthly Principal shall equal the aggregate of the Class A Certificate Balance and the Class B Certificate Balance. For purposes of determining the amount in clause (ii)(C) above as to any particular Payment Date and with respect to the Due Period preceding such Payment Date, if the Funding Period ends during such Due Period and Liquidated Damages (as defined in the Security Agreement) are consequently paid from the Pre-Funding Account during such Due Period but will not be distributed as a Special Distribution until the Payment Date occurring in the following Due Period (i.e., the particular Payment Date referred to above), then the amount calculated in clause (ii)(C) for such preceding Due Period shall be deemed to include such Special Distribution in such amount (although paid as a Special Distribution on the Payment Date occurring during the following Due Period) will not be included in the next calculation of clause (ii)(C) to be made with respect to the following Due Period.

         On each Payment Date, the Trustee will cause to be distributed from Available Funds, Available Interest and Available Principal for such Payment Date in the Collection Account to the Certificateholders the following amounts (after the payment of the Reimbursement Amount, the Servicing Fee, the Trustee's Fee and the Back-up Servicer Fee) in the following priorities (which includes the benefit of (a) the subordination (as described below) of the Class B Percentage of Available Interest and Available Principal and (b) the Reserve
Fund) (l) to the Class A Certificateholders of record, from Available Interest, an amount equal to the Class A Interest Distributable Amount for such Payment Date and, if such Available Interest is insufficient, the Class A Certificateholders will receive such shortfall first, from the Class B Percentage of Available Principal and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund; (2) to the Class B Certificateholders of record, from Available Interest, an amount equal to the Class B Interest Distributable Amount for such Payment Date and, if such Available Interest is insufficient, the Class B Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund; (3) to the Class A Certificateholders of record, from Available Principal, an amount equal to the Class A Principal Distributable Amount for such Payment Date and, if such Available Principal is insufficient, the Class A

Certificateholders will receive such shortfall first, from Available Interest, and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund; and (4) to the Class B Certificateholders of record, from Available Principal, an amount equal to the Class B Principal Distributable Amount for such Payment Date and, if such Available Principal is insufficient, the Class B Certificateholders will receive such shortfall first, from Available Interest, and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund. Any Available Funds remaining in the Collection Account after such distributions will be paid to the Trust Depositor subject to the conditions of the Reserve Fund Agreement.

         The Seller will repurchase a Contract by depositing the Repurchase Price for such Contract into the Collection Account no later than two Business Days prior to the Determination Date which is more than ninety days after the Trust Depositor becomes aware, or should have become aware or receives written notice from the Trustee, of breach of a warranty of the Seller set forth in
Article III of the Transfer and Sale Agreement that materially adversely affects the Trust's interest in such Contract, which breach has not been cured (the Seller's obligation to repurchase such Contract constituting the Certificateholders' sole remedy with respect to such a breach of a representation and warranty set forth in the Transfer and Sale Agreement).

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time by the Servicer, the Back-up Servicer, the Trust Depositor, and the Trustee with the consent of the holders of Class A Certificates evidencing Fractional Interests representing 66-2/3% or more of such Class voting as a separate Class and holders of Class B Certificates evidencing Fractional Interests representing 66-2/3% or more of the Class B Certificates voting as a separate Class. Any such consent by the holder of this Class A Certificate shall be conclusive and binding on such holder and upon all future holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class A Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class A Certificate for registration of transfer at the office or agency maintained by the Trustee in Chicago, Illinois as previously described, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and upon receipt by the Trustee of either (i) evidence of the effectiveness or continued effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to this Class A Certificate, and registration under the applicable state laws, or (ii) a certificate in writing of the transferee satisfactory to the Trust Depositor regarding the facts surrounding such disposition; PROVIDED, HOWEVER, at the election of the Trust Depositor, the Trust Depositor may, in addition, if such certification is not substantially in the form of Exhibit H-2 to the Agreement, require the delivery of an opinion of counsel satisfactory to the Trustee (which shall not be at the expense of the Trust Depositor or the Trustee) that no such registration is required, and thereupon one or more new Class A Certificates evidencing the same aggregate Fractional Interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate Fractional Interest as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trust Depositor, the Servicer, the Back-up Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Trust Depositor, the Servicer, the Back-up Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trust Depositor, the Servicer, the Back-up Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate (after distribution of all Class A Distributable Amounts and Class B Distributable Amounts) on the Payment Date on which the Class A Certificate Balance and Class B Certificate Balance is reduced to zero; PROVIDED, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

IN WITNESS WHEREOF, Harley-Davidson Motorcycle Trust _____ has caused this Class A Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee or of a duly appointed Authenticating Agent.


                                     HARLEY-DAVIDSON MOTORCYCLE TRUST ______
DATED: __________
                                     [_________________], NOT IN ITS INDIVIDUAL
                                     CAPACITY BUT SOLELY AS TRUSTEE


                                     BY________________________________
                                              AUTHORIZED OFFICER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________ the within ___% Certificate, Class
A for Harley-Davidson Motorcycle Contracts, Harley-Davidson Motorcycle Trust _____, and does hereby irrevocably constitute and appoint
_____________________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


                                    --------------------------------
                                         Signature


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

                                   EXHIBIT A-2

              CERTIFICATE FOR HARLEY-DAVIDSON MOTORCYCLE CONTRACTS

                      Harley-Davidson Motorcycle Trust ____

                           _____% Certificate, Class B

         This Class B Certificate does not represent an obligation of or an interest in Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. or any affiliate thereof, except to the extent set forth in the Agreement. This Class B Certificate has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred or pledged in the absence of an effective Registration Statement under such Act and laws or unless the conditions set forth in Section 9.02 of the Agreement have been complied with. Distributions on this Class B Certificate are subordinate to distributions on the Class A Certificates as described in the Agreement.

         The principal represented by this Class B Certificate is payable in installments, as described herein and in the Agreement. Accordingly, the unpaid Class B Certificate Balance of this Class B Certificate may be less than that set forth below. Anyone acquiring this Class B Certificate may ascertain the current unpaid Class B Certificate Balance represented by this certificate by inquiry of the Trustee.

No. Class B Initial Certificate Principal Balance:$________ Fractional Interest: _______%

This certifies that ______________________________ is the registered owner of the undivided Fractional Interest represented by the Class B Initial Certificate Principal Balance set forth above in Harley-Davidson Motorcycle Trust _____ (the "TRUST"), which includes among its assets a pool of fixed-rate, simple interest Harley-Davidson motorcycle conditional sales contracts (including, without limitation, all security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Initial Cutoff Date or the related Subsequent Cutoff Date in respect of Subsequent Contracts as described below) (the "CONTRACTS") and rights under the Deposit Agreement described herein. The Trust has been created pursuant to a Pooling and Servicing Agreement (the "AGREEMENT"), dated as of ________, by and among Harley-Davidson Customer Funding Corp., as trust depositor (the "TRUST DEPOSITOR"), Harley-Davidson Credit Corp., as servicer (in such capacity, the "SERVICER"), and [_______________], as Trustee of the Trust (the "TRUSTEE"). This Class B Certificate is one of the Class B Certificates described in the Agreement and is issued, together with the Class A Certificates, pursuant and subject to the Agreement. By acceptance of this Class B Certificate the holder assents to and becomes bound by the Agreement. The Agreement provides that the holder of a Class B Certificate agrees to report the income on the Class B Certificate in a manner consistent with the intended characterization of the Trust as a grantor trust. To the extent not defined herein, all


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

capitalized terms have the meanings assigned to such terms in the Agreement and all Section references, unless otherwise specified, are to Sections of the Agreement.

         It is contemplated by the Transaction Documents that the proceeds from the issuance of the Certificates will be used in their entirety to purchase Contracts, including the Subsequent Contracts. To the extent that proceeds from the Certificates are intended to purchase Subsequent Contracts, those proceeds shall be deposited at Closing in the Pre-Funding Account and will be withdrawn therefrom from time to time during the Funding Period only to purchase Subsequent Contracts. Any funds remaining in the Pre-Funding Account at the end of the Funding Period shall be distributed as a Special Distribution of the Class B percentage of principal to the Class B Certificateholders in an amount equal to the Class B Percentage multiplied by the amount on deposit in the Special Distribution Account. The Pre-Funding Account and the funds therein are not a part of the Trust but will be held by the Collateral Agent for the benefit of the Trustee pursuant to the Security Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (each, a "PAYMENT DATE") of each calendar month commencing __________, so long as the Agreement has not been terminated, by check from funds drawn from the Collection Account (or in certain instances the Special Distribution Account) to the registered Class B Certificateholder at the address appearing on the Certificate Register (or by wire transfer, if the Class B Certificateholder delivers written instructions to the Trustee at least ten days prior to such Payment Date) as of the last Business Day of the immediately preceding calendar month (each such month during the term of the Agreement constituting a "DUE PERIOD"), an amount equal to the Class B Certificateholder's Fractional Interest of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount (as well as, in certain instances, the Fractional Interest of Special Distributions). The final scheduled Payment Date of this Certificate is ____________, which relates to the month following the latest maturity date of the Contracts (including any Subsequent Contracts).

         This Class B Certificate does not represent an obligation of or an interest in the Trust Depositor, the Servicer, the Back-up Servicer or the Trustee and the Trustee in its individual capacity is not personally liable to the Class B Certificateholder for any amounts payable under this Class B Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class B Certificateholder free of charge upon a written request to the Trustee, at its Corporate Trust Department, 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606.

         "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date (other than the first Payment Date), the sum of (i) the product of
(A) one-twelfth (or, with respect to the first Payment Date, a fraction, the numerator of which equals the number of days from and including the Closing Date to but excluding the first Payment Date and the denominator of which equals 360) of the Class B Pass-Through Rate and (B) the Class B Certificate Balance as of the immediately preceding Payment Date (after giving effect to distributions of principal made on such immediately preceding Payment Date) or, in the case of the first Payment Date, the Class B Initial Certificate Balance plus (ii) the Class B Interest Carryover Shortfall for such Payment Date. "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date, the sum of (i) the product of (a) the Class B Percentage and
(b) the Monthly Principal for such Payment Date plus (ii) the Class B Principal Carryover Shortfall for such Payment Date. "AVAILABLE INTEREST" means, with respect to any Payment Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of interest on the Contracts (as well as Late Payment Penalty Fees and Extension Fees), (ii) the interest component of all Net Liquidation Proceeds, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Seller pursuant to Section 8.06, (iv) all Advances made by the Servicer pursuant to Section 8.03, (v) the interest component of all amounts paid by the Seller in connection with an optional repurchase of the Contracts pursuant to Section 8.08, (vi) all amounts received in respect of Carrying Charges transferred from the Interest Reserve Account pursuant to Section 8.03, and (vii) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in the last sentence of Section 5.05(d). "AVAILABLE PRINCIPAL" means, with respect to any Payment Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all amounts received in respect of principal on the Contracts, (ii) the principal component of all Net Liquidation Proceeds, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Seller pursuant to Section 8.06, and (iv) the principal component of all amounts paid by the Seller in connection with an optional repurchase of the Contracts pursuant to Section 8.08. "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class B Interest Distributable Amount for the preceding Payment Date over the amount of interest that was actually distributed to Class B Certificateholders on such preceding Payment Date, plus (ii) 30 days of interest on the amount specified in clause
(i), to the extent permitted by law, at the Class B Pass-Through Rate. "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Payment Date, (i) the excess of the Class B Principal Distributable Amount over (ii) the amount of principal that was actually distributed to Class B Certificateholders on such preceding Payment Date. "PRINCIPAL BALANCE" means (a) with respect to any Contract as of any date, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Initial Cutoff Date or related Subsequent Cutoff Date, as applicable, reduced by the sum of (x) all payments received by the Servicer as of such date allocable to principal and (y) any Cram Down Loss in respect of such Contract; PROVIDED, HOWEVER, that (i) if (x) a Contract is repurchased by the Seller pursuant to Section 5.01 of the Transfer and Sale Agreement and Section 8.06 because of a breach of representation or warranty or if (y) the Seller gives notice of its intent to purchase the Contracts in connection with an optional termination of the Trust pursuant to
Section 5.02 of the Transfer and Sale Agreement and Section 8.08, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the related Determination

Date to be zero for the Due Period in which such event occurs and for each Due Period thereafter, (ii) from and after the third Due Period succeeding the final Due Period in which the Obligor is required to make the final scheduled payment on a Contract, the Principal Balance, if any, of such Contract shall be deemed to be zero, and (iii) from and after the Due Period in which a Contract becomes a Liquidated Contract, the Principal Balance of such Contract shall be deemed to be zero; and (b) where the context requires, the aggregate of the Principal Balances described in clause (a) for all such Contracts. "MONTHLY PRINCIPAL" means, as to any Payment Date, the following amount calculated as of the related Determination Date: the difference between (i) the sum of (A) the Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which such Payment Date occurs (or, in the case of the first Payment Date, the Principal Balance of the Contracts as of the Initial Cutoff Date), plus (B) the Pre-Funded Amount on such date (or, in the case of the first Payment Date, the Pre-Funded Amount on the Closing Date) and (ii) the sum of (A) the Principal Balance of the Contracts as of the first day of the Due Period in which such Payment Date occurs, plus (B) the Pre-Funded Amount on such day, plus
(C) the amount of any Special Distribution occurring from the day referred to in clause (i)(A) above to the day referred to in clause (ii)(A) above; provided, that on the Final Scheduled Payment Date, Monthly Principal shall equal the aggregate of the Class A Certificate Balance and the Class B Certificate Balance. For purposes of determining the amount in clause (ii)(C) above as to any particular Payment Date and with respect to the Due Period preceding such Payment Date, if the Funding Period ends during such Due Period and Liquidated Damages (as defined in the Security Agreement) are consequently paid from the Pre-Funding Account during such Due Period but will not be distributed as a Special Distribution until the Payment Date occurring in the following Due Period (i.e., the particular Payment Date referred to above), then the amount calculated in clause (ii)(C) for such preceding Due Period shall be deemed to include such Special Distribution in such amount (although paid as a Special Distribution on the Payment Date occurring during the following Due Period) will not be included in the next calculation of clause (ii)(C) to be made with respect to the following Due Period

         On each Payment Date, the Trustee will cause to be distributed from Available Funds, Available Interest and Available Principal for such Payment Date in the Collection Account to the Certificateholders the following amounts (after the payment of the Reimbursement Amount, the Servicing Fee, the Trustee's Fee and the Back-up Servicer Fee) in the following priorities (subject to the subordination of the Class B Certificates as described below but including the benefit of the Reserve Fund) (l) to the Class A Certificateholders of record, from Available Interest, an amount equal to the Class A Interest Distributable Amount for such Payment Date and, if such Available Interest is insufficient, the Class A Certificateholders will receive such shortfall first, from the Class B Percentage of Available Principal and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund; (2) to the Class B Certificateholders of record, from Available Interest, an amount equal to the Class B Interest Distributable Amount for such Payment Date and, if such Available Interest is insufficient, the Class B Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund; (3) to the Class A Certificateholders of record, from Available Principal, an amount equal to the Class A Principal Distributable Amount for such Payment Date and, if such Available

Principal is insufficient, the Class A Certificateholders will receive such shortfall first, from Available Interest, and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund; and (4) to the Class B Certificateholders of record, from Available Principal, an amount equal to the Class B Principal Distributable Amount for such Payment Date and, if such Available Principal is insufficient, the Class B Certificateholders will receive such shortfall first, from Available Interest, and second, if such amounts are still insufficient, from monies on deposit in the Reserve Fund. Any Available Funds remaining in the Collection Account after such distributions will be paid to the Trust Depositor subject to the conditions of the Reserve Fund Agreement.

         The Seller will repurchase a Contract by depositing the Repurchase Price for such Contract into the Collection Account no later than two Business Days prior to the Determination Date which is more than ninety days after the Trust Depositor becomes aware, or should have become aware or receives written notice from the Trustee, of breach of a warranty of the Seller set forth in
Article III of the Transfer and Sale Agreement that materially adversely affects the Trust's interest in such Contract, which breach has not been cured (the Seller's obligation to repurchase such Contract constituting the Certificateholders' sole remedy with respect to such a breach of a representation and warranty set forth in the Transfer and Sale Agreement).

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time by the Servicer, the Back-up Servicer, the Trust Depositor and the Trustee with the consent of the holders of Class B Certificates evidencing Fractional Interests representing 66-2/3% or more of such Class voting as a separate Class and holders of Class A Certificates evidencing Fractional Interests representing 66-2/3% or more of the Class A Certificates voting as a separate Class. Any such consent by the holder of this Class B Certificate shall be conclusive and binding on such holder and upon all future holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class B Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class B Certificate for registration of transfer at the office or agency maintained by the Trustee in Chicago, Illinois as previously described, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and upon receipt by the Trustee of either (i) evidence of the effectiveness or continued effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to this Class B Certificate, and registration under the applicable state laws, or (ii) a certificate in writing of the transferee satisfactory to the Trust Depositor regarding the facts surrounding such disposition; PROVIDED, HOWEVER, at the election of the Trust Depositor, the Trust Depositor may, in addition, if such certification is not substantially in the form of Exhibit H-2 to the Agreement, require the delivery of an opinion of counsel satisfactory to the Trustee (which shall not be at the expense of the Trust Depositor or the Trustee) that no such registration is required, and thereupon one or more new Class B Certificates evidencing the same aggregate Fractional Interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate Fractional Interest as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Trust Depositor, the Servicer, the Back-up Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Trust Depositor, the Servicer, the Back-up Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trust Depositor, the Servicer, the Back-up Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate (after distribution of all Class A Distributable Amounts and Class B Distributable Amounts on the Payment Date on which the Class A Certificate Balance and Class B Certificate Balance is reduced to zero; PROVIDED, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

IN WITNESS WHEREOF, Harley-Davidson Motorcycle Trust _____ has caused this Class B Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee or of a duly appointed Authenticating Agent.


                                    HARLEY-DAVIDSON MOTORCYCLE TRUST _________
DATED:__________
                                    [__________________], NOT IN ITS INDIVIDUAL
                                    CAPACITY BUT SOLELY AS TRUSTEE


                                    BY________________________________
                                             AUTHORIZED OFFICER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________ the within ___% Certificate, Class
B for Harley-Davidson Motorcycle Contracts, Harley-Davidson Motorcycle Trust _____, and does hereby irrevocably constitute and appoint
_____________________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


                                    --------------------------------
                                           Signature